UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400

Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Bond Fund

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Special feature

The importance of research around the world

▶See page 4

Annual report for the year ended September 30, 2010

Capital World Bond Fund® seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010:

Class A shares	1 year	5 years	10 years
Reflecting 3.75% maximum sales charge	3.59%	5.66%	7.83%

The total annual fund operating expense ratio was 0.88% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 2.43%. The fund’s distribution rate for Class A shares as of that date was 3.41%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 33.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

We are pleased to report Capital World Bond Fund’s results for the 2010 fiscal year. For the 12 months ended September 30, 2010, the fund rose 7.6% on a total return basis. In comparison, the unmanaged Barclays Capital Global Aggregate Index, a measure of investment-grade fixed-income markets that does not include expenses, rose 6.1%. The fund’s peer group, as measured by the Lipper Global Income Funds Index, returned 9.9%.

The fund’s total return was aided by the income generated by the portfolio’s holdings. For the year, fund shareholders received quarterly dividends totaling 75.5 cents a share. Those dividends provided an income return of 3.78% for those reinvesting their income, and 3.72% for those taking income in cash.

United States

U.S. dollar–denominated bonds represented 37.2% of the fund’s portfolio, before currency hedging, at the end of the fiscal year. During the period, yields on U.S. Treasuries fell to near-historic lows with low inflation, subdued economic activity and the Federal Reserve’s zero-interest-rate policy. Corporate bonds rose in value as well, as investors seeking greater yield took on additional risk.

The U.S. economy saw strong growth in the first half of the fund’s fiscal year, but the past two quarters have seen that growth wane. Unemployment remains stubbornly high, and the federal government stimulus spending has begun to diminish.

[Begin Sidebar]
Results at a glance

For periods ended September 30, 2010, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime1
Capital World Bond Fund
(Class A shares)	7.63%	6.46%	8.25%	7.51%

Barclays Capital Global
Aggregate Index2	6.06	6.69	7.28	7.47

Lipper Global Income
Funds Index	9.87	6.03	6.84	—	3

1 Since August 4, 1987.
2 The Barclays Capital Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index results were used. Market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

3 This index did not exist prior to December 30, 1988, and its results do not reflect the effect of sales charges.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	The importance of research around the world

The analysts and portfolio counselors of Capital World Bond Fund do a substantial amount of research in their efforts to find potential investments. But few things can replace a face-to-face meeting — even if it’s halfway around the world.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	About your fund

11	Summary investment portfolio

15	Financial statements

34	Board of directors and other officers
[End Sidebar]

The Federal Reserve kept the federal funds rate between 0% and 0.25% for the period, helping to keep rates low throughout the U.S. bond market. Fed officials announced they may once again use the Fed’s purchasing power to buy up Treasuries, as well as other securities, should economic growth weaken further.

Europe

The financial crisis in Greece — as well as similar debt problems in Ireland, Portugal and Spain — kept European bond markets volatile, particularly in the second half of the fund’s fiscal year. The European Union and International Monetary Fund moved to help Greece forestall default on its bonds, and regulatory authorities in Europe mandated stress tests for the continent’s financial system.

While it appears the immediate threat from this crisis has passed, many European nations have high public debt ratios and are struggling to impose austerity measures to battle budget deficits, prompting their yields to stay higher than otherwise. The euro weakened during the fiscal year, but rebounded strongly in September. Both the European Central Bank and the Bank of England kept interest rates steady throughout the period.

As of September 30, euro-denominated bonds represented 22.4% of the portfolio, before currency hedging. These bonds had diminished returns due to the exchange rate.

Other developed markets

Developed markets in Asia and North America remained relatively stable, with the dollar’s recent strength adding to returns. Japanese bonds saw modest gains through the period, and the strengthening yen helped boost returns significantly. The fund had 6.0% of its portfolio in Japanese bonds, before currency hedging.

Bonds issued in the Australian and Canadian markets saw strong single-digit returns in local currencies, which were boosted considerably by exchange rates. Both countries weathered the 2008–2009 financial crisis better than the United States and Europe, and their markets generally have been less volatile.

Developing markets

Economies in developing markets withstood the global downturn better than the developed world. While their bond markets saw losses during that time, they have generally recovered quickly.

Approximately 19.5% of the Capital World Bond Fund portfolio is invested in securities from developing markets. These markets, as measured by the Barclays Capital Global Aggregate Index and other indexes, all saw positive returns for the period. Bonds from Latin America, Southeast Asia and Turkey saw particularly strong returns during the year.

Managing the portfolio

The portfolio counselors of Capital World Bond Fund continue to invest with an eye toward long-term value. While some of the fund’s peers may have taken advantage of short-term trends to boost returns, we believe our longer term approach can help reduce volatility and provide steadier income.

Corporate bonds made up 25% of the portfolio at the end of the fiscal year, roughly the same as a year ago. The majority of the fund’s holdings remain high-quality; only 10.2% of the fund’s total holdings were below investment grade as of September 30. Overall, corporate and high-yield securities were beneficial to the fund’s return.

The fund’s U.S. Treasury holdings were slightly fewer than those from a year ago, and the fund’s portfolio counselors also trimmed asset-backed securities slightly.

Looking ahead

Despite the European financial crisis and the prospect of slowing economies in the developed world, global bond markets continue to stabilize after the extraordinary events of 2008–2009. There are concerns about the high public sector indebtedness some European nations have struggled with, as well as questions about the health and long-term stability of economic growth in the developed world. We continue to monitor these situations closely, visiting the nations affected by the events of the past few years. For more on our travel and research, please review this report’s feature article, starting on page 4.

We are encouraged once again by the fund’s growth in assets and number of shareholders over the past year. We have welcomed more than 158,000 new shareholders to the fund, and its net assets have grown by more than $2 billion. We thank you for your continued support, and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell

Mark H. Dalzell
President

November 8, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended 9/30	Capital World Bond Fund3	Citigroup World Government Bond Index3	Consumer Price Index (inflation)5	Barclays Capital Global Aggregate Index3,4

8/4/87	$9,625	$10,000	$10,000	$10,000
19876	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,256
1993	17,332	19,187	12,750	18,741
1994	17,225	19,535	13,128	18,713
1995	20,343	22,696	13,462	21,667
1996	21,903	23,649	13,866	22,909
1997	22,863	24,219	14,165	24,151
1998	24,330	27,023	14,376	27,258
1999	24,252	27,152	14,754	26,847
2000	23,308	26,093	15,264	26,265
2001	24,748	27,831	15,668	28,358
2002	26,967	30,744	15,905	31,017
2003	32,721	35,167	16,274	34,897
2004	35,325	37,629	16,687	37,171
2005	37,635	38,766	17,469	38,358
2006	38,783	39,632	17,830	39,591
2007	42,716	43,077	18,321	42,838
2008	42,261	45,620	19,225	44,039
2009	47,829	51,907	18,978	49,991
2010	51,478	54,496	19,195	53,018
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3With dividends and capital gains reinvested or interest compounded.

4Barclays Capital Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses. Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2010)*
	1 year	5 years	10 years
Class A shares	3.59%	5.66%	7.83%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.88% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The importance of research around the world

The analysts and portfolio counselors of Capital World Bond Fund do a substantial amount of research in their efforts to find potential investments. But few things can replace a face-to-face meeting — even if it’s halfway around the world.

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Years of experience in fixed-income investing has taught the portfolio counselors and analysts of Capital World Bond Fund that, if nothing else, change is a constant. Evolution is usually subtle, but sometimes change can sweep across the investment landscape violently, as it has over the last couple of years.

Investments that seemed solid and reliable for decades have become challenging, while new opportunities have arisen. It takes in-depth research, dedication and experience to adapt. It also requires a presence on the ground, all across the world, to see how nations and companies are changing the way they do business.

Capital Research and Management’s offices in London, Geneva, Tokyo, Hong Kong and Singapore are bases for the portfolio counselors and analysts to use as they travel the world in their quest for investment opportunities.

“Our research travel has always been an integral part of our investment effort,” says portfolio counselor Jim Mulally. “The experience of going to a place and meeting with decision-makers is important.”

So as the world struggles with problems and embraces opportunities, the fund’s investment professionals have traveled the globe to see firsthand how changing markets have presented both new challenges and new frontiers.

A more complete picture

Capital World Bond Fund currently has investments in more than 50 countries, denominated in 25 currencies, and the investment professionals selectively visit as many of those nations as possible. Over the past year, they have visited several countries, meeting with a wide variety of people and organizations.

The fund’s investments in emerging markets have increased, as these nations have become more concerned with being good stewards of economic growth, rather than working out how to jumpstart economic activity. The fund’s interests extend to Asia, Latin America and Eastern Europe, and the fund’s portfolio counselors and analysts have traveled to South Korea, Turkey, Ukraine and Brazil, among other emerging-market nations, over the past year.

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“For places where we are considering new investments, we do a lot of research beforehand,” says portfolio counselor Rob Neithart. “So when we go, we’re getting a stronger lay of the land, making important contacts and building the groundwork for a long relationship.

“In a country where we’ve been before, we’re really able to compare what we’ve experienced in the past and test our investment theses against what we’re seeing now,” he adds. “Going there can either challenge or validate what we’re thinking.”

For example, Rob’s trip to Brazil this past spring reinforced his commitment to investing there. It’s one of the most promising emerging markets in the world, with a strong economy and yields that have provided strong income. The political situation, combined with a history of economic turmoil, opened up some questions, but he came away believing that Brazilian bonds — in both U.S. dollars and local currency — would continue to be a strong long-term investment.

“The economy there is as strong as it’s been over the past 20 years,” Rob says. “Yes, they have problems. I think the political situation is a question mark, but the people aren’t all that concerned. Talking with some of them — investment banks, businesses, the people involved with the situation on a daily basis — helped me get comfortable with that.

“I think Brazil merits a prominent place alongside several other emerging markets where we have investments,” he says.

Gathering clouds

A large part of the Capital World Bond Fund portfolio consists of sovereign debt — bonds issued by governments — in the advanced, industrialized world. U.S. Treasuries, for example, are the sovereign debt of the United States, while Germany has its Bunds, and France has its OATs.

Bond yields in the developed world have fallen to very low levels in all these countries. However, starting in 2009, concerns about sovereign bonds within the euro zone — those countries that have adopted the euro currency — began to rise, keeping bond yields in some euro-zone nations well above those in Germany. The financial crisis in Greece was the trigger of these concerns about European sovereign debt, but the issues were not limited to Greece alone.

[Begin Sidebar]
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Emerging markets

When looking at emerging markets, China’s influence on Asia can’t be underestimated, says investment analyst Kirstie Spence. “It’s like where Japan was 20 years ago. So much orbits around China now. It’s not quite the same, of course, but China’s emergence has benefited a lot of other nations in the region and commodity producers everywhere.”

Other emerging markets include areas of Latin America (where Brazil had only one quarter of negative GDP growth) and Eastern Europe. In the latter region, the growth has been uneven, and at least one nation, Ukraine, may be taking a step backward.

“We’ve been in Ukraine for a long time, but I’m beginning to fear it’s not a question of how strong or weak it’ll be, but a more binary question of whether or not it’ll be viable,” Kirstie says.

Capital World Bond Fund’s emerging markets investments are a steadily growing portion of the fund, as part of a well-diversified global portfolio of investments. Indeed, the fund is going one step beyond by researching so-called “frontier markets” — markets in nations that are just beginning to put modern financial systems in place. In time, frontier markets may evolve into good investment opportunities for the fund.
[End Sidebar]

There was a greater European focus to research and travel during 2010, and the fund’s investment professionals visited a number of countries, including Ireland, Greece, Spain, Portugal and Italy. In some cases, there were repeat visits, which helped the fund’s investment professionals monitor events as they unfolded.

“Our European sovereign investments have always been important, and the euro — in which most of these investments are denominated — is a very important currency to the fund,” says portfolio counselor Mark Dalzell. ”It was crucial to use all the resources available to us to understand the quickly changing developments.”

Of course, there are two sides to every story, so meetings with government officials are just one part of the agenda. A given country’s opposition political leaders, economists from universities and think tanks, local business executives and journalists also contribute their thoughts and perspectives, helping to round out the picture.

Researching corporate debt

During the course of Capital World Bond Fund’s lifetime, there’s been a steady evolution from investing most of its assets in sovereign credit globally to a mix of sovereign, corporate and mortgage-type investments. This evolution has been dictated by the development of new or more sophisticated markets and our assessment of relative value across all these markets.

[Begin Sidebar]
[graphic of a map of Europe]

Developed markets

Investing in the developing world has posed fewer investment dilemmas in the last two years than investing in the developed markets of the United States, Western Europe and Japan. The downturn in economic activity was more severe in the developed countries, and the subsequent recovery has been slower than in past cycles. On top of this, there was considerable damage done to the U.S. and European financial sectors, which have been slow to heal.

“The U.S. has had its most severe recession and financial market dislocation since the Great Depression, and it’s responded with unprecedented and untested policy measures,” says Mark, who is based in Los Angeles.

London-based portfolio counselor Thomas Hogh has had a front-seat view of Europe’s troubles over the past year. “Europe as a whole suffered from the contraction of global trade, and in nations such as Greece, Ireland and Spain, you saw private sector and public sector credit bubbles arise,” Thomas says. “These countries are all mending, but at different rates, and that has become a source of instability for the euro zone.”

A team of portfolio counselors and analysts went to Athens in early 2010. This was followed by visits to Lisbon and Madrid in the spring and to Rome and Milan in the fall. These trips were organized by economists from Capital Strategy Research — the fund adviser’s macroeconomic research arm — and one of its economists accompanied the fund’s investment professionals as they met with government officials, central bankers, think tanks and local economists. These visits allowed the fund’s investment professionals to identify areas of weakness as well as strength in the euro-zone economies.

“The market’s attention — and ours — turned to Spain, where the Spanish banks had come under suspicion for their real estate–related problems,” says banking analyst Nicholas Whyatt. “Our later trip to Italy, to visit the major banks and meet with government officials, was to ensure that the country was on course to avoid being drawn into the crisis.”

Japan — another stalwart of the developed world and a key position in the fund — avoided Europe’s problems, but it was still hit hard in the overall global recession. “Japan had a more severe recession than most,” Jim says. “It’s also having much less of a rebound now. It started off with a much higher public debt, which limited the amount of fiscal stimulus it could afford to apply to the problem.”
[End Sidebar]

Thus, while sovereign debt remains a core investment for the fund, it also holds corporate debt — bonds issued by companies around the world. So when researchers travel to foreign countries, they also make time to visit companies that may issue bonds, either currently or in the future.

Nicholas joined the visit to Spain in May with other Capital investment professionals to assess whether that nation’s mounting sovereign debt problems would affect its banking system — possibly even triggering a banking crisis similar to the one that gripped the United States in 2008. Nicholas had felt that local politicians and government regulators were too sanguine about that nation’s problems.

Yet in meeting with key government officials, business leaders and senior bank executives, Nicholas found a willingness to tackle these problems through cooperation with other euro-zone nations, as well as the implementation of unpopular fiscal initiatives. Regulators were taking steps to restructure Spain’s troubled savings banks and maintain access to liquidity.

This gave Nicholas confidence that a second full-blown financial crisis or euro break-up would be avoided, driving recommendations to increase European bank exposure.

“I think meetings with corporate leadership are essential,” says Ellen Carr, an investment analyst who specializes in corporate debt, particularly U.S. high-yield bonds. “You have the chance to ask the questions necessary to get a better picture of the situation. You get to ask them why they made the decisions they’ve made, what their plans are for the future.”

The fund’s researchers work closely with Capital Research and Management Company’s equity analysts as well. Stock analysts have different perspectives that bond analysts can find very useful, and they occasionally visit a company together to discuss potential stock and bond investments.

Ongoing evolution

In an environment where change seems to be the only constant, forecasting can prove difficult. Yet the portfolio counselors of the fund continue to invest for the long term by taking an individual approach to each potential investment.

“We can talk about Europe’s problems going forward,” Mark says. “Certainly, we’ve come out of a very severe financial recession around the world, and any recovery is going to be prolonged. Some of us see more difficulty ahead, and some of us are more hopeful.

“But that doesn’t change how we go about our work. We perform intensive research, we go out to see things firsthand, and we look at each investment to see if there’s long-term value for our shareholders,” Mark adds. “It’s a global fund, and there are opportunities for us out there.”■

[Begin Sidebar]
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One visit, multiple perspectives

Often, the portfolio counselors and investment analysts of Capital World Bond Fund will travel together to a particular country. In doing so, they are able to ask more thorough questions and form stronger opinions on the investment landscapes available to them.

“Each of us brings a different perspective to our travels, and when we go together, there’s a lot of synergies to be had,” Mark says. “Not only do we get more information that way, but we also can come out with multiple takes on it. That’s very useful as we put together our investment theses.”

Of course, with an entire world in which to potentially invest, there are plenty of individual trips each year. But groups of counselors and analysts visited a number of places together over the last year, including potential trouble spots like Spain, Portugal and Greece.
[End Sidebar]

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A wealth of experience

[Begin Photo Caption]
[photo of Mark Dalzell]
Mark Dalzell
[End Photo Caption]

[Begin Photo Caption]
[photo of Thomas Hogh]
Thomas Hogh
[End Photo Caption]

[Begin Photo Caption]
[photo of James Mulally]
James Mulally
[End Photo Caption]

[Begin Photo Caption]
[photo of Robert Neithart]
Robert Neithart
[End Photo Caption]

Capital World Bond Fund is managed by four portfolio counselors, each of whom independently manages a portion of the fund’s assets. Within the fund’s guidelines, each portfolio counselor can invest according to his convictions.

Another portion of the fund is managed by a group of investment analysts, who generally invest in securities within the geographic region and/or industries they follow as researchers. Like the portfolio counselors, analysts may invest as they see fit, subject to the fund’s objectives and guidelines.

The fund is also supported by the global research capabilities of its investment adviser, Capital Research and Management Company.

This multiple portfolio counselor system gives the fund a diversity of perspectives and a wide range of investments that, over time, can help reduce the fund’s volatility during difficult market environments.

	Years with Capital	Years with Capital Research and
Portfolio counselor	World Bond Fund	Management Company or affiliate

Mark Dalzell	20	22
Thomas Hogh	17	20
James Mulally	23	31
Robert Neithart	15	23

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

[begin pie chart]
Portfolio by type of security
Percent of net assets as of September 30, 2010

Bonds & notes of governments & government agencies outside the U.S.	51.4%
Corporate bonds & notes of issuers outside the U.S.	14.6%
U.S. corporate bonds & notes	10.4%
U.S. Treasury bonds & notes	8.9%
Mortgage- and asset-backed obligations	8.9%
Bonds & notes of U.S. government agencies	0.7%
Short-term securities & other assets less liabilities	5.1%
[end pie chart]

Capital World Bond Fund net assets	unaudited
as of September 30, 2010
	Before	After
Currency weighting	forward	forward
by region:	contracts	contracts

United States	41.9%	45.5%
Europe	36.0	29.8
Asia/Pacific Basin	14.8	17.2
Other*	7.3	7.5

*Argentina, Brazil, Canada, Colombia, Dominican Republic, Egypt, Israel and Mexico.

Expense ratios
as of September 30, 2010

Capital World Bond Fund (Class A shares)	0.88%
Lipper Global Income Funds Average
(front-end load funds, excluding funds of funds, only)	1.10

Net assets and portfolio turnover
	Fund net assets	Portfolio
Fiscal year	(millions)	turnover

2010	$11,919	80%
2009	9,859	106
2008	9,571	87
2007	5,559	76
2006	3,426	91

Where the fund’s assets are invested …							unaudited
… and how those markets have done over the past year
as of September 30, 2010
					Bond market
	Capital World				total returns1
	Bond Fund				12 months ended
	Before		After		September 30, 2010
Currency weighting	forward		forward		In local		In U.S.
by country:	contracts		contracts		currency		dollars

United States2	41.9%		45.5%		8.2%		8.2%
EMU3	22.5		17.2		5.7		–1.4
Japan	6.0		8.0		3.6		11.2
Poland	4.1		4.1		8.2		7.7
South Korea	3.8		3.8		9.2		13.0
United Kingdom	2.8		1.8		9.1		7.4
Mexico	2.7		2.7		17.0		26.2
Malaysia	2.6		2.6		5.5		18.4
Canada	2.0		2.2		7.6		12.4
Sweden	1.9		1.8		5.6		9.5
Turkey	1.5		1.5		12.9	5	16.0	5
Hungary	1.3		1.3		9.8		0.8
Norway	1.1		1.3		7.5		6.2
Israel	1.1		1.1		—	4	—	4
Singapore	1.0		1.4		5.3		12.8
Brazil	0.9		0.9		13.3	5	19.2	5
Denmark	0.8		0.8		9.9		2.1
Australia	0.7		0.7		7.7		17.8
Indonesia	0.6		0.6		27.7	5	38.3	5
Egypt	0.3		0.3		8.4	5	4.8	5
Colombia	0.2		0.2		16.4	5	24.7	5
Argentina	0.1		0.1		37.2	5	33.2	5
Thailand	0.1		0.1		8.6		19.7
Dominican Republic	—	6	—	6	—	4	—	4
Philippines	—	6	—	6	—	4	—	4

1Source: Barclays Capital Global Aggregate Index.
2Includes U.S. dollar-denominated bonds of other countries, totaling 14.8%.

3Countries using the euro as a common currency: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

4This market is not included in the Barclays Capital Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
5Source: JP Morgan GBI–EM Broad Diversified Index.
6Amount less than 0.1%.

Summary investment portfolio September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 94.50%	(000)	(000)	assets

Euros - 22.38%
German Government:
Series 7, 4.00% 2018	€82,790	US$ 128,176
3.75% 2019	55,935	85,570
6.25% 2024	38,396	73,989
Series 00, 5.50% 2031	33,275	63,256
1.50%-6.25% 2012-2034 (1)	208,448	322,253	5.65%
Italian Government:
4.50% 2019	102,125	148,272
1.85%-5.00% 2012-2034 (1)	70,562	99,578	2.08
Spanish Government:
3.00% 2015	52,925	72,200
4.60% 2019	36,900	52,756
3.30%-4.20% 2014-2037	66,980	89,688	1.80
French Government:
B.T.A.N. Eurobond 4.50% 2013	38,000	56,466
O.A.T. Eurobond:
4.00% 2018	46,685	70,982
3.00%-6.00% 2012-2025 (1)	29,615	51,256	1.50
Netherlands Government Eurobond:
4.50% 2017	46,685	73,247
4.00%-4.25% 2013-2019	50,365	76,631	1.26
Irish Government 4.00%-5.90% 2013-2020	116,470	149,334	1.25
Deutsche Genossenschaftsbank-Hypothekenbank AG:
Series 1043, 4.00% 2016 (2)	60,700	91,290
Series 944, 4.50% 2013 (2)	25,500	37,121	1.08
Dexia Municipal Agency 4.50% 2017 (2)	35,000	52,301	.44
Société Générale 6.125%-9.375% 2018 (3)	13,100	19,168	.16
Polish Government 5.875% 2014	7,200	10,964	.09
Canadian Government 3.50% 2020	7,000	10,485	.09
Other securities		831,995	6.98
		2,666,978	22.38

Japanese yen - 6.00%
Japanese Government:
Series 248, 0.70% 2013	¥9,512,800	115,515
Series 269, 1.30% 2015	24,580,000	308,186
Series 296, 1.50% 2018	4,807,850	61,626
0.50%-2.40% 2011-2038 (1)	16,751,660	211,050	5.84
Other securities		18,005	.16
		714,382	6.00

Polish zloty - 4.16%
Polish Government:
Series 0414, 5.75% 2014	PLN 886,050	312,592
Series 1017, 5.25% 2017	473,010	162,524
Series 1013, 5.00% 2013	58,200	20,085	4.16
		495,201	4.16

South Korean won - 3.80%
South Korean Government:
Series 1309, 5.75% 2013	KRW 55,000,000	51,491
5.00% 2014	79,326,500	73,149
5.25% 2015	65,801,860	61,707
5.50% 2017	97,425,550	93,860
5.75% 2018	57,900,000	56,708
4.25%-5.25% 2013-2015	127,074,000	115,690	3.80
		452,605	3.80

British pounds - 2.75%
United Kingdom:
4.75% 2020	£43,185	77,886
2.50%-6.00% 2011-2030 (1)	91,693	167,165	2.06
Société Générale 5.40% 2018	3,000	4,934	.04
Other securities		77,774	.65
		327,759	2.75

Mexican pesos - 2.65%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 782,663	71,617
Series M10, 7.75% 2017	1,100,400	96,464
4.00%-10.00% 2012-2040 (1)	1,600,517	146,753	2.64
Other securities		1,204	.01
		316,038	2.65

Malaysian ringgits - 2.59%
Malaysian Government:
Series 509, 3.21% 2013	MYR 164,250	53,299
Series 204, 5.094% 2014	148,765	51,239
Series 0110, 3.835% 2015	210,525	69,994
Series 0207, 3.814% 2017	159,605	52,856
3.741%-4.24% 2015-2018	243,500	81,218	2.59
		308,606	2.59

Canadian dollars - 2.03%
Canadian Government:
2.00% 2014	$ C 62,180	60,955
4.50% 2015	68,250	74,111
4.25%-5.75% 2012-2029 (1)	27,646	32,379	1.40
Other securities		74,979	.63
		242,424	2.03

Swedish kronor - 1.93%
Swedish Government:
Series 1049, 4.50% 2015	SKr 739,120	122,003
3.50%-6.75% 2011-2028 (1) (2)	595,287	99,342	1.86
Other securities		9,172	.07
		230,517	1.93

Turkish liras - 1.45%
Turkey (Republic of):
10.00% 2012 (1)	TRY 104,139	80,140
0%-16.00% 2011-2020 (1)	129,047	92,728	1.45
		172,868	1.45

Hungarian forints - 1.33%
Hungarian Government:
Series 15/A, 8.00% 2015	HUF 12,737,320	66,391
5.50%-6.75% 2014-2019	18,768,610	92,019	1.33
		158,410	1.33

Israeli shekels - 1.06%
Israeli Government:
5.50% 2017	ILS 220,345	65,531
4.50%-6.50% 2013-2016	208,850	60,806	1.06
		126,337	1.06

Singapore dollars - 0.99%
Singapore (Republic of) 3.75% 2016	$ S 119,610	103,927
Other securities		13,511	.99
		117,438	.99

Brazilian reais - 0.88%
Other securities		105,061	.88

Danish kroner - 0.80%
Other securities		95,144	.80

Australian dollars - 0.74%
Other securities		88,578	.74

Indonesian rupiah- 0.65%
Other securities		77,447	.65

U.S. dollars - 37.24%
U.S. Treasury:
0.875% 2011	US$ 58,000	58,194
3.25% 2016	53,250	58,128
5.125% 2016	44,750	53,606
3.125% 2019	79,550	84,559
4.625% 2040	78,500	91,741
0.875%-8.875% 2011-2039 (1) (4)	655,021	714,629	8.90
Fannie Mae:
3.50% 2025 (2)	49,850	51,439
4.50% 2040 (2)	99,000	103,180
0%-9.917% 2017-2048 (2) (3)	327,449	345,999	4.20
Government National Mortgage Assn. 4.00% 2040 (2)	72,450	74,918	.63
Turkey (Republic of) 5.625%-8.00% 2018-2040	48,130	55,644	.47
Hungarian Government 6.25% 2020	47,125	50,785	.43
Polish Government 6.375% 2019	30,080	35,590	.30
France Government Agency-Guaranteed, Société Finance 2.875% 2014 (5)	6,070	6,424
Société Générale 3.10%-5.75% 2015-2016 (5)	16,795	17,941	.21
Israeli Government 5.125% 2019	11,000	12,197	.10
United Mexican States Government Global 5.95%-6.375% 2013-2040	8,691	10,219	.09
South Korean Government 5.75% 2014	3,400	3,818	.03
Other securities		2,608,918	21.88
		4,437,929	37.24

Other currencies - 1.07%
Norwegian Government 4.25% 2017	NKr 249,300	45,902	.38
Other securities		83,402	.69
		129,304	1.07

Total bonds & notes (cost: $10,441,323,000)		11,263,026	94.50

			Percent
		Value	of net
Preferred securities - 0.42%		(000)	assets

Other currencies - 0.38%
Other securities		45,736	.38

Miscellaneous- 0.04%
Other preferred securities in initial period of acquisition		4,872	.04

Total preferred securities (cost: $45,783,000)		50,608	.42

			Percent
		Value	of net
Common stocks - 0.01%		(000)	assets

U.S. dollars - 0.01%
Other securities		1,376	.01

Total common stocks (cost: $1,265,000)		1,376	.01

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		41	.00

Total warrants (cost: $45,000)		41	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.03%	(000)	(000)	assets

Fannie Mae 0.19%-0.28% due 10/6/2010-1/5/2011	US$ 129,760	US$ 129,730	1.09%
Société Générale North America, Inc. 0.23%-0.255% due 10/20-11/10/2010	107,600	107,581	.90
Norwegian Government 0% due 3/16/2011	NKr 486,000	81,886	.69
Federal Home Loan Bank 0.18%-0.19% due 10/22-11/24/2010	US$ 75,400	75,386	.63
Bank of Nova Scotia 0.20% due 10/21/2010	54,400	54,394	.46
Other securities		270,088	2.26

Total short-term securities (cost: $713,739,000)		719,065	6.03

Total investment securities (cost: $11,202,155,000)		12,034,116	100.96
Other assets less liabilities		(114,894)	(0.96)

Net assets		US$ 11,919,222	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,166,000, which represented .03% of the net assets of the fund. Some of these securities (with an aggregate value of $1,302,000, which represented .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) All or a portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $20,824,000, which represented .17% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $982,916,000, which represented 8.25% of the net assets of the fund.

Key to abbreviation
NKr = Norwegian kroner

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $11,202,155)		$12,034,116
Cash		424
Unrealized appreciation on open forward currency contracts		7,752
Receivables for:
Sales of investments	$346,594
Sales of fund's shares	23,855
Interest	168,670	539,119
		12,581,411
Liabilities:
Unrealized depreciation on open forward currency contracts		30,697
Payables for:
Purchases of investments	596,221
Repurchases of fund's shares	21,520
Closed forward currency contracts	4,495
Investment advisory services	4,269
Services provided by affiliates	4,493
Directors' deferred compensation	125
Other	369	631,492
Net assets at September 30, 2010		$11,919,222

Net assets consist of:
Capital paid in on shares of capital stock		$11,233,755
Undistributed net investment income		46,206
Accumulated net realized loss		(174,564)
Net unrealized appreciation		813,825
Net assets at September 30, 2010		$11,919,222

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares,
$.001 par value (567,818 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$7,679,404	365,183	$21.03
Class B	242,321	11,598	20.89
Class C	862,223	41,517	20.77
Class F-1	1,306,593	62,450	20.92
Class F-2	468,464	22,302	21.01
Class 529-A	292,126	13,858	21.08
Class 529-B	21,651	1,033	20.95
Class 529-C	147,602	7,059	20.91
Class 529-E	15,793	753	20.97
Class 529-F-1	25,290	1,206	20.98
Class R-1	21,491	1,029	20.89
Class R-2	172,527	8,259	20.89
Class R-3	186,051	8,859	21.00
Class R-4	113,862	5,418	21.02
Class R-5	145,510	6,915	21.04
Class R-6	218,314	10,379	21.03

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,064)	$486,321
Dividends	194	$486,515

Fees and expenses*:
Investment advisory services	49,663
Distribution services	35,435
Transfer agent services	10,453
Administrative services	6,340
Reports to shareholders	746
Registration statement and prospectus	1,009
Directors' compensation	104
Auditing and legal	139
Custodian	2,196
State and local taxes	137
Other	644
Total fees and expenses before reimbursement	106,866
Less reimbursement of fees and expenses	125
Total fees and expenses after reimbursement		106,741
Net investment income		379,774

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $22)	66,703
Forward currency contracts	114,959
Currency transactions	(12,084)	169,578
Net unrealized appreciation (depreciation) on:
Investments	293,057
Forward currency contracts	(26,412)
Currency translations	70	266,715
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		436,293
Net increase in net assets resulting
from operations		$816,067

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$379,774	$337,972
Net realized gain (loss) on investments, forward currency contracts and currency transactions	169,578	(229,660)
Net unrealized appreciation on investments, forward currency contracts and currency translations	266,715	937,491
Net increase in net assets resulting from operations	816,067	1,045,803

Dividends paid to shareholders from net investment income	(407,357)	(455,828)

Net capital share transactions	1,652,005	(302,808)

Total increase in net assets	2,060,715	287,167

Net assets:
Beginning of year	9,858,507	9,571,340
End of year (including undistributed
net investment income: $46,206 and $12,527, respectively)	$11,919,222	$9,858,507

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on December 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
Euros	$-	$2,666,978	$-	$2,666,978
Japanese yen	-	714,382	-	714,382
Polish zloty	-	495,201	-	495,201
South Korean won	-	452,605	-	452,605
British pounds	-	327,759	-	327,759
Mexican pesos	-	316,038	-	316,038
Malaysian ringgits	-	308,606	-	308,606
Canadian dollars	-	242,424	-	242,424
Swedish kronor	-	230,517	-	230,517
U.S. dollars	-	4,435,065	2,864	4,437,929
Other currencies	-	1,070,587	-	1,070,587
Preferred securities	2,572	48,036	-	50,608
Common stocks	-	115	1,261	1,376
Warrants	-	-	41	41
Short-term securities	-	719,065	-	719,065
Total	$2,572	$12,027,378	$4,166	$12,034,116

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$7,752	$-	$7,752
Unrealized depreciation on open forward currency contracts	-	(30,697)	-	(30,697)
Total	$-	$(22,945)	$-	$(22,945)

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2010 (dollars in thousands):

	Beginning value at 10/1/2009	Net unrealized appreciation(2)	Net sales	Net realized loss(2)	Net transfers into Level 3(3)	Ending value at 9/30/2010
Investment securities	$4,112	$818	$(878)	$(303)	$417	$4,166

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2010 (dollars in thousands) (2):						$96

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many of the debt securities held by the fund may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, and by state tax authorities and tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $61,279,000 from  accumulated net realized loss to undistributed net investment income and $17,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$31,209
Capital loss carryforwards*:
Expiring 2016	$(1,821)
Expiring 2017	(104,540)
Expiring 2018	(59,324)	(165,685)
Gross unrealized appreciation on investment securities		871,406
Gross unrealized depreciation on investment securities		(58,732)
Net unrealized appreciation on investment securities		812,674
Cost of investment securities		11,221,442
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2010	2009
Class A	$268,737	$303,254
Class B	7,439	11,019
Class C	24,473	28,343
Class F-1	47,344	64,312
Class F-2	17,016	7,738
Class 529-A	9,264	8,713
Class 529-B	613	759
Class 529-C	3,790	3,644
Class 529-E	464	446
Class 529-F-1	855	787
Class R-1	588	637
Class R-2	4,584	4,708
Class R-3	5,708	5,914
Class R-4	3,848	3,918
Class R-5	5,207	9,632
Class R-6*	7,427	2,004
Total	$407,357	$455,828

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.380% on such assets in excess of $10 billion. For the year ended September 30, 2010, the investment advisory services fee was $49,663,000, which was equivalent to an annualized rate of 0.449% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2010, the total administrative services fees paid by CRMC were $125,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$17,176	$10,078	Not applicable	Not applicable	Not applicable
Class B	2,536	375	Not applicable	Not applicable	Not applicable
Class C	8,104	Included in administrative services	$1,216	$209	Not applicable
Class F-1	3,160		1,703	147	Not applicable
Class F-2		Not applicable	527	24	Not applicable
Class 529-A	512		261	45	$246
Class 529-B	213		22	8	21
Class 529-C	1,260		134	37	126
Class 529-E	67		14	3	14
Class 529-F-1	-		23	4	21
Class R-1	195		20	15	Not applicable
Class R-2	1,129		218	527	Not applicable
Class R-3	827		235	149	Not applicable
Class R-4	256		139	12	Not applicable
Class R-5		Not applicable	122	8	Not applicable
Class R-6		Not applicable	89	1	Not applicable
Total	$35,435	$10,453	$4,723	$1,189	$428

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $104,000, shown on the accompanying financial statements, includes $99,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

Affiliated officers and directors– Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$2,536,760	124,783	$253,031	12,526	$(1,737,470)	(86,018)	$1,052,321	51,291
Class B	56,614	2,801	7,076	353	(89,532)	(4,459)	(25,842)	(1,305)
Class C	296,908	14,792	22,626	1,134	(206,945)	(10,376)	112,589	5,550
Class F-1	479,083	23,695	42,719	2,126	(471,898)	(23,436)	49,904	2,385
Class F-2	263,692	12,997	13,499	669	(149,346)	(7,394)	127,845	6,272
Class 529-A	103,724	5,100	9,263	457	(31,497)	(1,551)	81,490	4,006
Class 529-B	5,429	268	613	30	(5,409)	(269)	633	29
Class 529-C	56,993	2,824	3,789	189	(22,303)	(1,109)	38,479	1,904
Class 529-E	5,970	296	464	23	(2,281)	(113)	4,153	206
Class 529-F-1	9,146	452	855	42	(3,254)	(161)	6,747	333
Class R-1	8,971	445	579	29	(6,111)	(304)	3,439	170
Class R-2	73,852	3,667	4,582	228	(42,324)	(2,106)	36,110	1,789
Class R-3	97,258	4,806	5,699	282	(67,443)	(3,348)	35,514	1,740
Class R-4	52,394	2,582	3,837	190	(39,997)	(1,972)	16,234	800
Class R-5	70,886	3,490	5,199	257	(45,511)	(2,242)	30,574	1,505
Class R-6	83,946	4,141	7,427	367	(9,558)	(473)	81,815	4,035
Total net increase
(decrease)	$4,201,626	207,139	$381,258	18,902	$(2,930,879)	(145,331)	$1,652,005	80,710

Year ended September 30, 2009
Class A	$1,653,061	87,749	$281,733	14,923	$(2,142,842)	(116,588)	$(208,048)	(13,916)
Class B	60,557	3,268	10,098	539	(117,909)	(6,463)	(47,254)	(2,656)
Class C	193,041	10,362	25,861	1,387	(271,055)	(14,942)	(52,153)	(3,193)
Class F-1	415,164	22,231	53,496	2,851	(841,939)	(45,974)	(373,279)	(20,892)
Class F-2	309,704	16,381	5,618	292	(40,058)	(2,144)	275,264	14,529
Class 529-A	52,649	2,789	8,708	460	(32,803)	(1,769)	28,554	1,480
Class 529-B	4,041	218	759	40	(3,638)	(197)	1,162	61
Class 529-C	30,281	1,618	3,641	193	(19,724)	(1,071)	14,198	740
Class 529-E	3,804	202	446	23	(2,453)	(134)	1,797	91
Class 529-F-1	5,994	320	787	42	(4,057)	(220)	2,724	142
Class R-1	6,940	371	632	34	(7,415)	(410)	157	(5)
Class R-2	55,454	2,988	4,703	250	(43,672)	(2,372)	16,485	866
Class R-3	61,935	3,314	5,899	312	(55,492)	(3,011)	12,342	615
Class R-4	49,029	2,622	3,915	207	(36,487)	(1,977)	16,457	852
Class R-5	118,864	6,361	9,165	489	(238,563)	(12,791)	(110,534)	(5,941)
Class R-6(†)	117,625	6,257	2,004	102	(309)	(15)	119,320	6,344
Total net increase
(decrease)	$3,138,143	167,051	$417,465	22,144	$(3,858,416)	(210,078)	$(302,808)	(20,883)

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,199,513,000 and $6,741,023,000, respectively, during the year ended September 30, 2010.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet their contractual obligations.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2010, the fund had open forward currency contracts to purchase or sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					(amounts in thousands)
			Contract amount			Unrealized appreciation (depreciation) at September 30,
	Settlement date	Counterparty	Receive		Deliver	2010

Purchases:
Canadian dollars	10/14/2010	HSBC Bank	$	C23,495	$22,630	US$198
Euros	10/14/2010	JPMorgan Chase		€36,462	$46,285	3,416
Euros	10/20/2010	Bank of New York Mellon		€18,100	$23,681	991
Japanese yen	10/8/2010	Bank of New York Mellon		¥12,415,000	$148,336	392
Japanese yen	10/27/2010	Bank of New York Mellon		¥7,587,450	$90,000	911
Norwegian kroner	10/26/2010	JPMorgan Chase	NKr116,488		$19,728	51
Singapore dollars	10/7/2010	JPMorgan Chase	$	S31,295	$23,250	547
Singapore dollars	10/14/2010	Bank of New York Mellon	$	S31,535	$23,500	478
						US$6,984

Sales:
British pounds	10/14/2010	JPMorgan Chase		€3,670	£3,020	259
British pounds	10/14/2010	JPMorgan Chase		$7,903	£5,125	(141)
British pounds	10/21/2010	JPMorgan Chase		€6,599	£5,510	341
British pounds	10/22/2010	JPMorgan Chase		$4,003	£2,575	(41)
British pounds	10/22/2010	Bank of New York Mellon		$13,373	£8,600	(135)
British pounds	10/26/2010	HSBC Bank		$22,886	£14,630	(73)
British pounds	10/26/2010	UBS AG		$37,599	£24,020	(126)
British pounds	10/29/2010	JPMorgan Chase		$11,881	£7,500	102
British pounds	10/29/2010	UBS AG		$7,132	£4,500	65
Euros	10/12/2010	HSBC Bank		$1,058	€900	(82)
Euros	10/12/2010	HSBC Bank		$56,734	€44,620	(4,089)
Euros	10/14/2010	JPMorgan Chase		$30,714	€24,250	(2,221)
Euros	10/14/2010	UBS AG		$3,819	€3,000	(270)
Euros	10/14/2010	Societe Generale		$22,225	€17,500	(1,630)
Euros	10/14/2010	JPMorgan Chase		$93,483	€73,424	(6,602)
Euros	10/18/2010	JPMorgan Chase		¥1,115,423	€10,315	(696)
Euros	10/18/2010	JPMorgan Chase		$49,886	€38,325	(2,354)
Euros	10/20/2010	UBS AG		$10,424	€8,000	(480)
Euros	10/21/2010	JPMorgan Chase		$77,047	€59,040	(3,427)
Euros	10/21/2010	JPMorgan Chase		$91,315	€70,000	(4,098)
Euros	10/26/2010	HSBC Bank		$16,676	€12,460	(307)
Euros	10/26/2010	JPMorgan Chase		$48,974	€37,275	(1,831)
Euros	10/27/2010	HSBC Bank		$56,065	€42,000	(1,180)
Euros	10/29/2010	HSBC Bank		$18,870	€14,000	(211)
Euros	10/29/2010	UBS AG		$20,350	€15,000	(94)
Euros	10/29/2010	JPMorgan Chase		$2,291	€1,700	(27)
Euros	10/29/2010	Bank of New York Mellon		$24,253	€18,000	(280)
Euros	11/1/2010	JPMorgan Chase		$7,756	€5,690	1
Euros	11/1/2010	JPMorgan Chase		$49,996	€36,685	(2)
Euros	11/4/2010	JPMorgan Chase		$12,073	€8,870	(15)
Japanese yen	10/26/2010	UBS AG		$15,555	¥1,315,000	(200)
Swedish kronor	10/15/2010	UBS AG		€11,408	SKr105,435	(85)
						US$(29,929)

Forward currency contracts - net						US$(22,945)

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2010	$20.28	$.71	$.80	$1.51	$(.76)	$-	$(.76)	$21.03	7.63%	$7,679	.88%	.88%	3.52%
Year ended 9/30/2009	18.88	.74	1.65	2.39	(.99)	-	(.99)	20.28	13.17	6,364	.87	.86	4.00
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246	.96	.91	4.19
Class B:
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	-	(.60)	20.89	6.79	242	1.64	1.64	2.76
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119	1.74	1.68	3.41
Class C:
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	-	(.60)	20.77	6.79	862	1.67	1.67	2.73
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243	1.78	1.72	3.38
Class F-1:
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	-	(.75)	20.92	7.61	1,307	.88	.88	3.51
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555	.95	.89	4.22
Class F-2:
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	-	(.81)	21.01	7.97	468	.62	.62	3.77
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	-	(.75)	21.08	7.62	292	.93	.93	3.46
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57	.99	.94	4.18
Class 529-B:
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	-	(.58)	20.95	6.69	22	1.74	1.74	2.66
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8	1.86	1.81	3.29
Class 529-C:
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	-	(.59)	20.91	6.75	148	1.73	1.73	2.66
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27	1.84	1.79	3.32
Class 529-E:
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	-	(.69)	20.97	7.30	16	1.22	1.22	3.17
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3	1.32	1.27	3.84

Class 529-F-1:
Year ended 9/30/2010	$20.23	$.74	$.80	$1.54	$(.79)	$-	$(.79)	$20.98	7.82%	$25	.72%	.72%	3.67%
Year ended 9/30/2009	18.85	.76	1.64	2.40	(1.02)	-	(1.02)	20.23	13.27	18	.76	.75	4.10
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4	.82	.77	4.35
Class R-1:
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.80	21	1.67	1.67	2.72
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3	1.83	1.71	3.40
Class R-2:
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.83	173	1.73	1.65	2.74
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41	2.18	1.70	3.42
Class R-3:
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	-	(.69)	21.00	7.28	186	1.22	1.22	3.17
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41	1.32	1.27	3.82
Class R-4:
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	-	(.75)	21.02	7.68	114	.89	.89	3.51
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17	.99	.94	4.17
Class R-5:
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	-	(.81)	21.04	7.93	146	.59	.59	3.80
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62	.69	.64	4.46
Class R-6:
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	-	(.82)	21.03	8.04	218	.54	.54	3.85
Period from 5/1/2009 to 9/30/2009	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	80%	106%	87%	76%	91%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 8, 2010

Tax information
                                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2010:

Foreign taxes	$0.002 per share
Foreign source income	$0.645 per share
Qualified dividend income	$7,774,000
U.S. government income that may be exempt from state taxation	$28,668,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010, through September 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2010	Ending account value 9/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,062.81	$4.40	.85%
Class A -- assumed 5% return	1,000.00	1,020.81	4.31	.85
Class B -- actual return	1,000.00	1,058.45	8.46	1.64
Class B -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class C -- actual return	1,000.00	1,058.88	8.57	1.66
Class C -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class F-1 -- actual return	1,000.00	1,062.48	4.55	.88
Class F-1 -- assumed 5% return	1,000.00	1,020.66	4.46	.88
Class F-2 -- actual return	1,000.00	1,064.68	3.21	.62
Class F-2 -- assumed 5% return	1,000.00	1,021.96	3.14	.62
Class 529-A -- actual return	1,000.00	1,062.92	4.71	.91
Class 529-A -- assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-B -- actual return	1,000.00	1,057.87	8.92	1.73
Class 529-B -- assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class 529-C -- actual return	1,000.00	1,058.26	8.87	1.72
Class 529-C -- assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class 529-E -- actual return	1,000.00	1,061.19	6.25	1.21
Class 529-E -- assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class 529-F-1 -- actual return	1,000.00	1,063.75	3.67	.71
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-1 -- actual return	1,000.00	1,059.16	8.57	1.66
Class R-1 -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class R-2 -- actual return	1,000.00	1,058.68	8.46	1.64
Class R-2 -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class R-3 -- actual return	1,000.00	1,061.07	6.25	1.21
Class R-3 -- assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-4 -- actual return	1,000.00	1,063.30	4.55	.88
Class R-4 -- assumed 5% return	1,000.00	1,020.66	4.46	.88
Class R-5 -- actual return	1,000.00	1,064.22	3.00	.58
Class R-5 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class R-6 -- actual return	1,000.00	1,065.02	2.74	.53
Class R-6 -- assumed 5% return	1,000.00	1,022.41	2.69	.53

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for			10 years1/
periods ended September 30, 2010:	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	1.79%	5.33%	7.59%
Not reflecting CDSC	6.79	5.65	7.59

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.79	5.62	7.23
Not reflecting CDSC	6.79	5.62	7.23

Class F-1 shares3 — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	7.61	6.47	8.14

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	7.97	—	6.80

Class 529-A shares4 — first sold 2/15/02
Reflecting 3.75% maximum sales charge	3.59	5.61	8.37
Not reflecting maximum sales charge	7.62	6.42	8.85

Class 529-B shares2,4 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	1.69	5.21	8.04
Not reflecting CDSC	6.69	5.54	8.04

Class 529-C shares4 — first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.75	5.55	7.99
Not reflecting CDSC	6.75	5.55	7.99

Class 529-E shares3,4 — first sold 5/16/02	7.30	6.09	8.36

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	7.82	6.63	8.54

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 74	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 76		Ambassador to Spain

James G. Ellis, 63	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 75	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 64	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 55	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Richard G. Newman, 76	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 67	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		Executive Vice President, National Chamber
		Foundation and Senior Advisor to the President and
		CEO, U.S. Chamber of Commerce; former United
		States Secretary of Education, United States
		Department of Education — Federal Government
		Agency; former Assistant to the President for
		Domestic Policy, The White House: Federal
		Government, Executive Branch

Steadman Upham, Ph.D., 61	2007	President and Professor of Anthropology, The University of Tulsa

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Lee A. Ault III, 74	38	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	38	None

Ambassador	12	Capital Private Client Services Funds;
Richard G. Capen, Jr., 76		Carnival Corporation

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 75	41	Capital Private Client Services Funds
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 64	41	None

W. Scott Hedrick, 65	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	38	None

Richard G. Newman, 76	13	Capital Private Client Services Funds;
		Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 67	38	None

Margaret Spellings, 53	38	None

Steadman Upham, Ph.D., 61	41	None

H. Frederick Christie, a director of the fund since 1987, retired from the board in December 2009. The directors thank Mr. Christie for his dedication and service to the fund.

See page 35 for footnotes.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 61	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Mark H. Dalzell, 56	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Paul G. Haaga, Jr., 61	12	None
Vice Chairman of the Board

Mark H. Dalzell, 56	1	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund2	or the principal underwriter of the fund

Thomas H. Hogh, 47	2001	Senior Vice President — Fixed Income,
Senior Vice President		Capital Research Company6

James R. Mulally, 58	2009	Senior Vice President — Fixed Income,
Senior Vice President		Capital Research and Management Company

Kristine M. Nishiyama, 40	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel —Capital Bank and Trust Company6

Kimberly S. Verdick, 46	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 37	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 35	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 36	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2010, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
>Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-931-1110P

Litho in USA WG/AC/8071-S26178

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$103,000
2010	$104,000

b) Audit-Related Fees:
2009	$3,000
2010	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,034,000
2010	$999,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,530,000 for fiscal year 2009 and $1,414,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio

September 30, 2010

Bonds & notes — 94.50%	Principal amount (000)	Value (000)

EUROS — 22.38%
German Government, Series 02, 5.00% 2012	€18,060	US$ 26,403
German Government, Series 03, 3.75% 2013	470	689
German Government 4.50% 2013	31,486	46,417
German Government 4.25% 2014	25,345	38,397
German Government, Series 05, 3.25% 2015	20,235	29,863
German Government, Series 4, 3.75% 2015	15,425	23,107
German Government 1.50% 20161	9,272	13,755
German Government, Series 6, 4.00% 2016	22,330	34,266
German Government, Series 06, 3.75% 2017	5,675	8,627
German Government 4.25% 2017	17,250	27,037
German Government, Series 7, 4.00% 2018	82,790	128,176
German Government, Series 8, 4.25% 2018	24,455	38,555
German Government 3.75% 2019	55,935	85,570
German Government 6.25% 2024	38,396	73,989
German Government 6.25% 2030	8,090	16,562
German Government, Series 00, 5.50% 2031	33,275	63,256
German Government, Series 03, 4.75% 2034	10,355	18,575
Italian Government 1.85% 20121	8,680	12,186
Italian Government 3.75% 2013	10,000	14,185
Italian Government 4.25% 2013	16,800	24,051
Italian Government 2.15% 20141	8,868	12,609
Italian Government 3.00% 2015	12,390	17,146
Italian Government 2.10% 20171	9,574	13,311
Italian Government 4.50% 2019	102,125	148,272
Italian Government 5.00% 2034	4,250	6,090
Spanish Government 3.30% 2014	29,480	40,921
Spanish Government 3.00% 2015	52,925	72,200
Spanish Government 4.10% 2018	17,800	24,702
Spanish Government 4.60% 2019	36,900	52,756
Spanish Government 4.20% 2037	19,700	24,065
French Government O.A.T. Eurobond 3.00% 20121	9,200	13,404
French Government B.T.A.N. Eurobond 4.50% 2013	38,000	56,466
French Government O.A.T. Eurobond 4.00% 2018	46,685	70,982
French Government O.A.T. Eurobond 6.00% 2025	20,415	37,852
Netherlands Government Eurobond 4.25% 2013	15,770	23,368
Netherlands Government Eurobond 4.50% 2017	46,685	73,247
Netherlands Government Eurobond 4.00% 2018	6,535	10,010
Netherlands Government Eurobond 4.00% 2019	28,060	43,253
Irish Government 5.00% 2013	25,000	34,166
Irish Government 4.00% 2014	38,285	50,117
Irish Government 4.40% 2019	7,790	9,191
Irish Government 5.90% 2019	10,000	13,149
Irish Government 5.00% 2020	35,395	42,711
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20132	25,500	37,121
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20162	60,700	91,290
Royal Bank of Scotland PLC 6.00% 2013	960	1,386
Royal Bank of Scotland PLC, Series 845, 4.875% 2015	750	1,059
Royal Bank of Scotland PLC 4.35% 2017	2,500	3,277
Royal Bank of Scotland PLC 6.934% 2018	31,770	46,829
Royal Bank of Scotland PLC 4.625% 20213	1,250	1,553
Dexia Municipal Agency 4.50% 20172	35,000	52,301
Greek Government 4.30% 2012	6,700	8,715
Greek Government 6.10% 2015	8,615	9,874
Greek Government 6.00% 2019	15,385	15,166
Greek Government, Series 30, 4.60% 2040	8,500	6,870
Barclays Bank PLC 6.00% 2018	5,000	7,484
Barclays Bank PLC 4.00% 20192	17,900	25,724
Barclays Bank PLC 4.50% 20193	2,000	2,788
Portuguese Government 4.80% 2020	28,175	34,650
Allied Irish Banks, PLC 12.50% 2019	24,485	32,881
Standard Chartered Bank 5.875% 2017	21,250	32,577
PLD International Finance LLC 4.375% 2011	21,400	29,247
European Investment Bank 4.375% 2013	12,100	17,802
European Investment Bank 4.25% 2014	5,475	8,229
Schering-Plough Corp. 5.375% 2014	16,480	25,207
HSBC Holdings PLC, Series 11, 6.25% 2018	3,250	5,194
HSBC Holdings PLC 6.00% 2019	12,600	19,894
Veolia Environnement 4.875% 2013	1,925	2,811
Veolia Environnement 4.375% 2017	5,200	7,696
Veolia Environnement 6.125% 2033	7,915	13,629
Koninklijke KPN NV 6.50% 2016	3,850	6,202
Koninklijke KPN NV 4.75% 2017	11,750	17,554
Volvo Treasury AB 5.00% 2017	14,940	21,659
Gazprom OJSC 5.875% 2015	7,500	10,940
Gazprom OJSC 5.875% 2015	2,000	2,917
Gazprom OJSC, Series 13, 6.605% 2018	5,000	7,472
Finland (Republic of) 5.75% 2011	500	695
Finland (Republic of) 5.375% 2013	6,880	10,460
Finland (Republic of) 3.875% 2017	5,890	8,929
Société Générale 6.125% 2018	1,500	2,431
Société Générale 6.999% (undated)3	3,000	4,059
Société Générale 9.375% (undated)3	8,600	12,678
Northern Rock PLC, Series 7, 4.125% 20172	13,100	17,740
KfW 4.375% 2013	11,875	17,592
France Télécom 7.25% 2013	2,750	4,209
France Télécom 5.625% 2018	8,050	12,966
Merrill Lynch & Co., Inc. 4.625% 2018	12,725	17,064
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	12,060	16,779
Telefónica Emisiones, SAU 4.375% 2016	5,085	7,287
Telefónica Emisiones, SAU 4.693% 2019	6,050	8,691
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	10,500	14,815
Olivetti Finance NV 7.25% 2012	1,730	2,526
Telecom Italia SpA and Telecom Italia Finance SA, 8.25% 2016	2,000	3,288
Telecom Italia SpA 7.75% 2033	5,090	8,236
Munich Re Finance BV 6.75% 20233	5,750	8,495
Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft 5.767% (undated)3	3,800	4,921
Siemens AG 5.125% 2017	7,500	11,779
Iberdrola Finanzas, SAU 7.50% 2015	7,000	11,524
Banque Centrale de Tunisie 4.75% 2011	3,750	5,214
Banque Centrale de Tunisie 4.75% 2011	3,100	4,311
Banque Centrale de Tunisie 6.25% 2013	1,350	1,996
NGG Finance PLC 6.125% 2011	2,000	2,838
National Grid Transco PLC 4.375% 2020	6,000	8,634
Bank of Scotland PLC 5.625% 2013	2,000	2,885
HBOS PLC 4.375% 20193	885	1,110
Lloyds TSB Bank PLC 5.375% 2019	2,000	2,932
Lloyds TSB Bank PLC 6.50% 2020	3,000	4,251
Polish Government 5.875% 2014	7,200	10,964
Zurich Finance (USA), Inc., Series 6, 5.75% 20233	6,600	9,478
Zurich Finance (USA), Inc., Series 9, 4.50% 20253	750	1,036
Canadian Government 3.50% 2020	7,000	10,485
Anheuser-Busch InBev NV 8.625% 2017	5,730	10,368
Bank of Ireland 10.00% 2020	7,355	9,701
Wal-Mart Stores, Inc. 4.875% 2029	6,000	9,341
Croatian Government 5.00% 2014	4,215	6,026
Croatian Government 6.50% 2015	2,250	3,290
Bouygues SA 4.375% 2014	5,945	8,743
CRH Finance BV 7.375% 20143	5,500	8,395
Metro Finance BV 4.625% 2011	5,980	8,299
Bank Nederlandse Gemeenten 3.75% 2014	5,560	8,113
UBS AG 6.00% 2018	4,500	7,208
BNP Paribas 5.431% 2017	4,430	6,981
AT&T Inc. 6.125% 2015	4,000	6,313
Skandinaviska Enskilda 5.50% 2014	4,000	6,020
FCE Bank PLC 7.125% 2013	4,000	5,685
Scottish and Southern Energy PLC 6.125% 2013	3,500	5,309
Edcon (Proprietary) Ltd. 4.129% 20143	2,500	2,897
Edcon (Proprietary) Ltd. 4.129% 20143	2,000	2,318
Santander Issuances, SA Unipersonal 5.435% 20173	3,250	4,567
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	4,277
Roche Holdings, Inc. 5.625% 2016	2,500	3,968
Centrica plc 7.125% 2013	2,500	3,911
Novartis Finance SA, 4.25% 2016	2,500	3,764
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,649
Verizon Communications Inc. 8.75% 2015	1,850	3,290
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,284
AXA 6.75% 20203	2,200	3,007
Delhaize Group 5.625% 2014	2,000	2,995
E.ON International Finance BV 5.125% 2012	1,955	2,843
Bulgaria (Republic of) 7.50% 2013	1,638	2,456
Bulgaria (Republic of) 7.50% 2013	250	375
Ardagh Packaging Finance 9.25% 2020	1,650	2,249
Fortum Oyj 4.625% 2010	1,590	2,176
ENEL SpA 5.625% 2027	1,250	1,959
NXP BV and NXP Funding LLC 8.625% 2015	1,300	1,737
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 20153	1,100	1,501
Aviva PLC 5.75% 20213	1,000	1,370
AstraZeneca PLC 4.625% 2010	1,000	1,367
Edison SpA 5.125% 2010	750	1,029
UniCredito Italiano SpA, Series 172, 4.125% 20163	460	629
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.179% 20163	1,475	492
Rockwood Specialties Group, Inc. 7.625% 2014	90	126
		2,666,978

JAPANESE YEN — 6.00%
Japanese Government 1.10% 2011	¥90,000	1,083
Japanese Government, Series 248, 0.70% 2013	9,512,800	115,515
Japanese Government, Class 4, 0.50% 20151	1,379,125	16,002
Japanese Government, Series 269, 1.30% 2015	24,580,000	308,186
Japanese Government, Series 284, 1.70% 2016	2,708,700	35,123
Japanese Government, Series 281, 2.00% 2016	2,465,000	32,401
Japanese Government, Series 14, 1.20% 20171	4,230,880	50,250
Japanese Government, Series 12, 1.20% 20171	994,005	11,782
Japanese Government, Series 288, 1.70% 2017	795,000	10,345
Japanese Government, Series 296, 1.50% 2018	4,807,850	61,626
Japanese Government, Series 21, 2.30% 2035	2,870,000	37,655
Japanese Government 2.40% 2038	1,218,950	16,409
European Investment Bank 1.40% 2017	721,700	9,135
KfW 1.35% 2014	716,000	8,870
		714,382

POLISH ZLOTY — 4.16%
Polish Government, Series 1013, 5.00% 2013	PLN 58,200	20,085
Polish Government, Series 0414, 5.75% 2014	886,050	312,592
Polish Government, Series 1017, 5.25% 2017	473,010	162,524
		495,201

SOUTH KOREAN WON — 3.80%
South Korean Government, Series 1303, 5.25% 2013	KRW28,795,000	26,422
South Korean Government, Series 1309, 5.75% 2013	55,000,000	51,491
South Korean Government 4.25% 2014	41,330,000	37,230
South Korean Government 4.75% 2014	46,600,000	42,631
South Korean Government 5.00% 2014	79,326,500	73,149
South Korean Government, Series 1503, 4.50% 2015	10,349,000	9,407
South Korean Government 5.25% 2015	65,801,860	61,707
South Korean Government 5.50% 2017	97,425,550	93,860
South Korean Government 5.75% 2018	57,900,000	56,708
		452,605

BRITISH POUNDS — 2.75%
United Kingdom 4.25% 2011	£10,000	15,959
United Kingdom 2.50% 20131	11,071	19,780
United Kingdom 2.75% 2015	9,800	16,134
United Kingdom 2.50% 20161	10,787	20,106
United Kingdom 3.75% 2019	12,970	21,762
United Kingdom 4.50% 2019	3,500	6,208
United Kingdom 2.50% 20201	7,134	13,588
United Kingdom 4.75% 2020	43,185	77,886
United Kingdom 6.00% 2028	6,350	13,121
United Kingdom 4.125% 20301	5,211	13,912
United Kingdom 4.75% 2030	14,870	26,595
RSA Insurance Group PLC 9.375% 20393	1,733	3,369
RSA Insurance Group PLC 8.50% (undated)3	8,760	14,570
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	10,100	16,832
France Télécom 5.00% 2016	7,725	13,229
HSBC Holdings PLC 6.375% 20223	2,750	4,729
HSBC Bank PLC 6.50% 2023	2,750	4,858
Société Générale 5.40% 2018	3,000	4,934
BNP Paribas 5.75% 2022	2,750	4,706
Tesco PLC 5.50% 2033	2,640	4,475
Generali Finance BV 6.214% (undated)3	3,200	4,389
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20392,4	2,400	3,671
Wal-Mart Stores, Inc. 5.625% 2034	950	1,715
General Electric Capital Corp. 5.625% 2031	750	1,231
		327,759

MEXICAN PESOS — 2.65%
United Mexican States Government, Series M, 7.50% 2012	MXN 220,000	18,178
United Mexican States Government, Series MI10, 9.50% 2014	782,663	71,617
United Mexican States Government, Series M10, 8.00% 2015	416,200	36,408
United Mexican States Government, Series M10, 7.25% 2016	431,000	36,757
United Mexican States Government, Series M10, 7.75% 2017	1,100,400	96,464
United Mexican States Government, Series M20, 10.00% 2024	119,900	12,683
United Mexican States Government, Series M30, 10.00% 2036	281,000	30,136
United Mexican States Government 4.00% 20401	132,417	12,591
América Móvil, SAB de CV 8.46% 2036	15,000	1,204
		316,038

MALAYSIAN RINGGITS — 2.59%
Malaysian Government, Series 509, 3.21% 2013	MYR164,250	53,299
Malaysian Government, Series 204, 5.094% 2014	148,765	51,239
Malaysian Government, Series 0409, 3.741% 2015	103,500	34,213
Malaysian Government, Series 0110, 3.835% 2015	210,525	69,994
Malaysian Government, Series 0207, 3.814% 2017	159,605	52,856
Malaysian Government, Series 0210, 4.012% 2017	105,000	35,129
Malaysian Government, Series 2/03, 4.24% 2018	35,000	11,876
		308,606

CANADIAN DOLLARS — 2.03%
Canadian Government 5.25% 2012	$ C 5,500	5,693
Canadian Government 2.00% 2014	62,180	60,955
Canadian Government 4.50% 2015	68,250	74,111
Canadian Government 4.25% 2018	11,450	12,531
Canadian Government 4.524% 20211	8,446	11,219
Canadian Government 5.75% 2029	2,250	2,936
Canada Housing Trust 4.10% 2018	1,500	1,610
Canada Housing Trust 3.35% 2020	23,000	22,879
Province of Manitoba 4.25% 2018	8,500	8,931
Province of Ontario, Series HC, 9.50% 2022	2,000	2,983
Province of Ontario 4.60% 2039	5,000	5,166
Hydro One Inc. 5.49% 2040	4,000	4,371
Canadian Imperial Bank 5.00% 2012	4,000	4,117
Rogers Communications Inc. 5.80% 2016	3,500	3,814
Province De Québec 9.375% 2023	2,000	2,965
Bank of Nova Scotia 5.04% 2013	2,000	2,084
Wells Fargo & Co. 6.05% 2012	2,000	2,081
Toronto-Dominion Bank 4.854% 2013	2,000	2,070
GE Capital Canada Funding Co., Series A, 5.29% 2012	2,000	2,056
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	2,024
Thomson Reuters Corp. 5.70% 2015	1,750	1,924
Bank of Montreal 5.18% 2015	1,750	1,884
Royal Bank of Canada 5.20% 2012	1,750	1,808
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,314
Province of New Brunswick 6.75% 2017	750	898
		242,424

SWEDISH KRONOR — 1.93%
Swedish Government, Series 1045, 5.25% 2011	SKr158,650	23,994
Swedish Government, Series 124, 4.00% 20122	172,000	26,265
Swedish Government, Series 1041, 6.75% 2014	22,080	3,831
Swedish Government 4.139% 20151	94,649	16,323
Swedish Government, Series 1049, 4.50% 2015	739,120	122,003
Swedish Government, Series 1047, 5.00% 2020	72,640	13,106
Swedish Government, Series 3104, 3.50% 20281	75,268	15,823
Nordea Hypotek AB 4.00% 20122	60,000	9,172
		230,517

TURKISH LIRAS — 1.45%
Turkey (Republic of) 0% 2011	TRY 55,700	37,608
Turkey (Republic of) 10.00% 20121	104,139	80,140
Turkey (Republic of) 16.00% 2012	13,000	9,935
Turkey (Republic of) 16.00% 2013	8,700	7,226
Turkey (Republic of) 11.00% 2014	19,500	14,586
Turkey (Republic of) 10.00% 2015	27,045	19,720
Turkey (Republic of) 4.00% 20201	5,102	3,653
		172,868

HUNGARIAN FORINTS — 1.33%
Hungarian Government, Series 14/C, 5.50% 2014	HUF 6,789,100	32,571
Hungarian Government, Series 15/A, 8.00% 2015	12,737,320	66,391
Hungarian Government, Series 17/B, 6.75% 2017	8,851,010	44,014
Hungarian Government, Series 17/A, 6.75% 2017	2,128,500	10,585
Hungarian Government, Series 19/A, 6.50% 2019	1,000,000	4,849
		158,410

ISRAELI SHEKELS — 1.06%
Israeli Government, Series 0313, 5.00% 2013	ILS125,500	36,064
Israeli Government 4.50% 2015	43,050	12,239
Israeli Government, Series 2683, 6.50% 2016	40,300	12,503
Israeli Government 5.50% 2017	220,345	65,531
		126,337

SINGAPORE DOLLARS — 0.99%
Singapore (Republic of) 3.125% 2011	$ S 17,600	13,511
Singapore (Republic of) 3.75% 2016	119,610	103,927
		117,438

BRAZILIAN REAIS — 0.88%
Brazilian Treasury Bill 6.00% 20121	BRL17,341	10,299
Brazil (Federal Republic of) 10.00% 2012	40,000	23,219
Brazil (Federal Republic of) 10.00% 2017	87,620	47,783
Brazil (Federal Republic of) Global 12.50% 2022	3,500	2,549
Brazil (Federal Republic of) Global 10.25% 2028	11,120	7,371
Brazilian Treasury Bill 6.00% 20451	23,020	13,840
		105,061

DANISH KRONER — 0.80%
Nykredit 4.00% 20352	DKr161,877	30,014
Nykredit, Series 3D, 5.00% 20382	178,343	33,970
Kingdom of Denmark 4.00% 2012	90,000	17,474
Kingdom of Denmark 5.00% 2013	67,170	13,686
		95,144

AUSTRALIAN DOLLARS — 0.74%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A33,455	33,353
Queensland Treasury Corp., Series 17, 6.00% 2017	26,937	27,063
New South Wales Treasury Corp., Series 14, 5.50% 2014	16,862	16,482
New South Wales Treasury Corp., Series 17, 5.50% 2017	10,000	9,748
Countrywide Financial Corp. 6.25% 2010	2,000	1,932
		88,578

INDONESIAN RUPIAH — 0.65%
Indonesia (Republic of), Series 23, 11.00% 2012	IDR149,290,000	18,214
Indonesia (Republic of), Series 33, 12.50% 2013	162,872,000	20,602
Indonesia (Republic of), Series 20, 14.275% 2013	27,430,000	3,706
Indonesia (Republic of), Series 51, 11.25% 2014	16,490,000	2,093
Indonesia (Republic of), Series 30, 10.75% 2016	253,107,000	32,832
		77,447

NORWEGIAN KRONER — 0.43%
Norwegian Government 4.25% 2017	NKr249,300	45,902
KfW 5.00% 2015	30,500	5,538
		51,440

COLOMBIAN PESOS — 0.24%
Colombia (Republic of) Global 12.00% 2015	COP16,820,000	12,294
Colombia (Republic of) Global 7.75% 2021	6,265,000	4,091
Colombia (Republic of) Global 9.85% 2027	15,821,000	12,566
		28,951

EGYPTIAN POUNDS — 0.21%
Egypt (Arab Republic of) 9.10% 2010	EGP 1,955	344
Egypt (Arab Republic of) 11.50% 2011	5,865	1,062
Egypt (Arab Republic of) 9.10% 2012	82,870	14,657
Egypt (Arab Republic of) 11.35% 2013	31,000	5,484
Egypt (Arab Republic of) 9.20% 2014	8,925	1,571
Egypt (Arab Republic of) 11.625% 2014	12,535	2,335
		25,453

THAI BAHT — 0.09%
Thai Government, Series 33, 5.375% 2011	THB 37,000	1,265
Thai Government 5.25% 2014	264,500	9,542
		10,807

ARGENTINE PESOS — 0.05%
Argentina (Republic of) 5.83% 20331,2,5	ARS 7,474	1,366
Argentina (Republic of) GDP-Linked 2035	40,842	1,110
Argentina (Republic of) 1.18% 20381,2	43,523	3,496
		5,972

DOMINICAN PESOS — 0.03%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012	DOP122,949	3,072
Cervecería Nacional Dominicana, C. por A. 16.00% 2012	37,704	942
		4,014

PHILIPPINE PESOS — 0.02%
Philippines (Republic of) 4.95% 2021	PHP114,000	2,667

U.S. DOLLARS — 37.24%
U.S. Treasury 0.875% 2011	US$58,000	58,194
U.S. Treasury 0.875% 2011	46,250	46,428
U.S. Treasury 1.00% 2011	6,460	6,503
U.S. Treasury 1.75% 2011	11,895	12,086
U.S. Treasury 2.375% 20111	12,576	12,743
U.S. Treasury 4.625% 2011	30,000	31,620
U.S. Treasury 1.00% 2012	12,657	12,783
U.S. Treasury 2.00% 20121	21,487	22,253
U.S. Treasury 3.00% 20121	9,204	9,785
U.S. Treasury 4.875% 20126	33,500	35,593
U.S. Treasury 1.875% 20131	35,610	37,911
U.S. Treasury 2.00% 2013	21,750	22,642
U.S. Treasury 2.75% 2013	44,000	46,798
U.S. Treasury 3.375% 2013	4,550	4,910
U.S. Treasury 3.625% 2013	4,200	4,545
U.S. Treasury 1.75% 2014	10,060	10,392
U.S. Treasury 2.00% 20141	30,082	32,327
U.S. Treasury 2.625% 2014	35,085	37,387
U.S. Treasury 1.875% 20151	27,964	30,444
U.S. Treasury 4.00% 2015	6,750	7,592
U.S. Treasury 2.00% 20161	10,709	11,778
U.S. Treasury 2.50% 20161	10,525	11,958
U.S. Treasury 3.125% 2016	10,500	11,398
U.S. Treasury 3.25% 2016	53,250	58,128
U.S. Treasury 3.25% 2016	44,250	48,461
U.S. Treasury 5.125% 2016	44,750	53,606
U.S. Treasury 2.375% 20171	25,351	28,679
U.S. Treasury 8.875% 2017	8,660	12,596
U.S. Treasury 1.375% 20181	9,786	10,527
U.S. Treasury 1.625% 20181	10,562	11,524
U.S. Treasury 3.125% 2019	79,550	84,559
U.S. Treasury 2.625% 2020	2,715	2,741
U.S. Treasury 3.50% 2020	3,335	3,621
U.S. Treasury 3.625% 2020	13,210	14,490
U.S. Treasury 8.750% 2020	6,620	10,189
U.S. Treasury 6.25% 2023	2,500	3,387
U.S. Treasury 2.00% 20261	12,247	13,626
U.S. Treasury 5.25% 2029	32,300	40,842
U.S. Treasury 3.375% 20321	811	1,111
U.S. Treasury 3.50% 2039	4,000	3,871
U.S. Treasury 4.50% 2039	42,860	49,088
U.S. Treasury 4.625% 2040	78,500	91,741
Fannie Mae 5.00% 20172	504	537
Fannie Mae 4.00% 20242	4,961	5,188
Fannie Mae 4.50% 20242	1,022	1,076
Fannie Mae 3.50% 20252	49,850	51,439
Fannie Mae 4.00% 20252	38,710	40,550
Fannie Mae 4.00% 20252	22,000	22,969
Fannie Mae 4.50% 20252	19,190	20,218
Fannie Mae 4.50% 20252	10,156	10,689
Fannie Mae, Series 2001-4, Class GA, 9.917% 20252,3	13	15
Fannie Mae 6.00% 20262	737	800
Fannie Mae 5.50% 20342	687	737
Fannie Mae 4.50% 20352	1,702	1,784
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20362	4,480	3,813
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20362	3,479	3,113
Fannie Mae 6.00% 20362	7,478	8,094
Fannie Mae 6.00% 20362	2,191	2,372
Fannie Mae, Series 2006-49, Class PA, 6.00% 20362	1,108	1,217
Fannie Mae 5.00% 20372	1,146	1,206
Fannie Mae 5.50% 20372	515	551
Fannie Mae 6.00% 20372	20,545	22,110
Fannie Mae 6.00% 20372	9,730	10,471
Fannie Mae 6.00% 20372	4,706	5,065
Fannie Mae 6.00% 20372	3,457	3,720
Fannie Mae 6.00% 20372	1,888	2,032
Fannie Mae 6.00% 20372	1,247	1,342
Fannie Mae 6.00% 20372	1,245	1,340
Fannie Mae 6.00% 20372	825	891
Fannie Mae 6.00% 20372	636	684
Fannie Mae 6.00% 20372	562	605
Fannie Mae 6.00% 20372	475	511
Fannie Mae 6.50% 20372	3,039	3,315
Fannie Mae 6.50% 20372	1,950	2,139
Fannie Mae 6.50% 20372	560	611
Fannie Mae 5.316% 20382,3	6,381	6,711
Fannie Mae 5.50% 20382	6,959	7,454
Fannie Mae 5.50% 20382	6,445	6,903
Fannie Mae 5.50% 20382	5,507	5,899
Fannie Mae 6.00% 20382	25,687	27,644
Fannie Mae 6.00% 20382	9,259	9,949
Fannie Mae 6.00% 20382	3,928	4,228
Fannie Mae 6.00% 20382	3,675	3,946
Fannie Mae 6.00% 20382	1,129	1,214
Fannie Mae 6.50% 20382	7,523	8,205
Fannie Mae 6.50% 20382	4,418	4,816
Fannie Mae 3.591% 20392,3	3,048	3,197
Fannie Mae 3.613% 20392,3	1,266	1,322
Fannie Mae 3.615% 20392,3	2,131	2,231
Fannie Mae 3.784% 20392,3	1,398	1,471
Fannie Mae 3.826% 20392,3	707	748
Fannie Mae 3.835% 20392,3	1,097	1,154
Fannie Mae 3.901% 20392,3	846	892
Fannie Mae 3.943% 20392,3	982	1,039
Fannie Mae 3.955% 20392,3	771	812
Fannie Mae 4.00% 20402	10,000	10,281
Fannie Mae 4.50% 20402	99,000	103,180
Fannie Mae 4.50% 20402	14,612	15,238
Fannie Mae 4.50% 20402	7,343	7,658
Fannie Mae 5.00% 20402	23,732	24,982
Fannie Mae 6.50% 20472	1,855	1,995
Fannie Mae 6.50% 20472	941	1,012
Fannie Mae 6.50% 20472	545	586
Fannie Mae 7.00% 20472	714	770
Fannie Mae 6.50% 20482	3,606	3,877
Government National Mortgage Assn. 4.00% 20402	72,450	74,918
Government National Mortgage Assn. 4.50% 20402	4,858	5,128
Freddie Mac 4.00% 20252	11,053	11,578
Freddie Mac 4.00% 20252	10,608	11,092
Freddie Mac 4.00% 20252	7,500	7,830
Freddie Mac, Series 3213, Class OG, principal only, 0% 20362	4,899	4,378
Freddie Mac, Series 3171, Class MO, principal only, 0% 20362	4,535	3,850
Freddie Mac, Series 3292, Class BO, principal only, 0% 20372	1,371	1,186
Freddie Mac 5.456% 20382,3	6,096	6,446
Freddie Mac 6.00% 20382	3,044	3,266
Freddie Mac 6.00% 20382	2,926	3,155
Freddie Mac 6.00% 20382	1,141	1,225
Freddie Mac 6.00% 20382	602	649
Freddie Mac 3.745% 20392,3	852	893
Freddie Mac 3.865% 20392,3	772	810
Turkey (Republic of) 6.75% 2018	3,000	3,510
Turkey (Republic of) 7.00% 2019	3,500	4,182
Turkey (Republic of) 7.50% 2019	5,000	6,162
Turkey (Republic of) 5.625% 2021	16,930	18,538
Turkey (Republic of) 8.00% 2034	4,200	5,502
Turkey (Republic of) 6.75% 2040	15,500	17,750
Anheuser-Busch InBev NV 3.625% 2015	5,100	5,392
Anheuser-Busch InBev NV 6.875% 20194	22,850	28,487
Anheuser-Busch InBev NV 7.75% 20194	9,595	12,467
Anheuser-Busch InBev NV 5.375% 2020	5,600	6,333
Hungarian Government 6.25% 2020	47,125	50,785
Abbey National Treasury Services PLC 3.875% 20144	23,810	24,393
Santander Issuances, SA Unipersonal 5.911% 20164	1,500	1,595
Santander Issuances, SA Unipersonal 6.50% 20193,4	22,200	23,342
HBOS PLC 6.75% 20184	31,825	32,025
Lloyds TSB Bank PLC 6.50% 20204	4,600	4,653
HBOS PLC 6.00% 20334	10,665	8,150
Korea Development Bank 5.30% 2013	5,500	5,870
Korea Development Bank 8.00% 2014	33,130	38,908
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 6.20% 2019	18,700	20,610
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.30% 2039	11,000	11,707
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	11,200	12,352
UBS AG 3.875% 2015	500	522
UBS AG 5.875% 2017	15,125	17,139
UBS AG 4.875% 2020	25,250	26,676
Telecom Italia Capital SA, Series B, 5.25% 2013	5,495	5,908
Telecom Italia Capital SA 6.999% 2018	13,050	15,014
Telecom Italia Capital SA 7.175% 2019	7,525	8,847
Telecom Italia Capital SA 6.375% 2033	2,833	2,803
Telecom Italia Capital SA 7.20% 2036	1,000	1,079
Telecom Italia Capital SA 7.721% 2038	5,917	6,702
ProLogis 7.625% 2014	8,000	8,653
ProLogis 5.625% 2016	295	284
ProLogis 5.75% 2016	2,000	1,977
ProLogis 6.625% 2018	3,180	3,139
ProLogis 7.375% 2019	13,840	13,990
ProLogis 6.875% 2020	7,870	7,750
Polish Government 6.375% 2019	30,080	35,590
Gazprom OJSC 9.25% 2019	11,010	13,762
Gazprom OJSC, Series 2, 8.625% 20344	3,195	4,086
Gazprom OJSC 7.288% 2037	9,325	10,433
Gazprom OJSC 7.288% 20374	5,900	6,601
Croatian Government 6.75% 20194	21,100	23,091
Croatian Government 6.75% 2019	6,000	6,566
Croatian Government 6.625% 20204	4,725	5,118
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,040
Comcast Corp. 5.30% 2014	3,000	3,355
Comcast Corp. 6.30% 2017	3,000	3,545
Comcast Corp. 5.875% 2018	11,790	13,624
Comcast Corp. 6.95% 2037	5,035	5,923
Comcast Corp. 6.40% 2038	1,750	1,942
Comcast Corp. 6.40% 2040	4,250	4,742
South Africa (Republic of) 6.875% 2019	18,510	22,721
South Africa (Republic of) 5.50% 2020	10,150	11,393
Iberdrola Finance Ireland 3.80% 20144	5,760	5,923
Scottish Power PLC 5.375% 2015	12,700	13,818
Iberdrola Finance Ireland 5.00% 20194	10,750	10,756
Scottish Power PLC 5.81% 2025	2,500	2,528
E.ON International Finance BV 5.80% 20184	19,030	22,554
E.ON International Finance BV 6.65% 20384	2,500	3,234
Verizon Communications Inc. 3.75% 2011	6,870	7,007
Verizon Communications Inc. 5.50% 2017	1,750	2,007
Verizon Communications Inc. 8.50% 2018	5,750	7,842
Verizon Communications Inc. 6.35% 2019	2,340	2,860
Verizon Communications Inc. 5.85% 2035	5,000	5,405
Vodafone Group PLC 5.00% 2015	7,500	8,448
Vodafone Group PLC, Term Loan, 6.875% 20152,5,7,8	2,850	2,864
Vodafone Group PLC 5.625% 2017	11,850	13,579
France Government Agency-Guaranteed, Société Finance 2.875% 20144	6,070	6,424
Société Générale 3.10% 20154	4,000	4,031
Société Générale 5.75% 20164	12,795	13,910
Volvo Treasury AB 5.95% 20154	22,305	24,361
CEMEX Finance LLC 9.50% 2016	9,925	10,036
CEMEX Finance LLC 9.50% 20164	2,200	2,225
CEMEX SA 9.25% 20204	12,799	12,063
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	685	751
Westfield Group 7.50% 20144	1,645	1,916
Westfield Group 5.70% 20164	2,850	3,189
Westfield Group 7.125% 20184	15,510	18,267
Veolia Environnement 5.25% 2013	5,605	6,113
Veolia Environnement 6.00% 2018	15,075	17,451
Simon Property Group, LP 6.75% 2014	4,025	4,632
Simon Property Group, LP 4.20% 2015	3,125	3,357
Simon Property Group, LP 5.25% 2016	3,990	4,466
Simon Property Group, LP 5.875% 2017	1,850	2,128
Simon Property Group, LP 6.125% 2018	2,000	2,324
Simon Property Group, LP 10.35% 2019	4,250	5,950
Deutsche Telekom International Finance BV 5.875% 2013	6,230	6,964
Deutsche Telekom International Finance BV 6.75% 2018	12,500	15,330
JPMorgan Chase & Co. 3.40% 2015	5,000	5,196
JPMorgan Chase & Co. 4.40% 2020	16,275	16,700
Developers Diversified Realty Corp. 5.375% 2012	3,950	3,965
Developers Diversified Realty Corp. 5.50% 2015	3,023	2,952
Developers Diversified Realty Corp. 9.625% 2016	880	983
Developers Diversified Realty Corp. 7.50% 2017	8,870	9,228
Developers Diversified Realty Corp. 7.875% 2020	4,580	4,754
Roche Holdings Inc. 5.00% 20144	3,000	3,358
Roche Holdings Inc. 6.00% 20194	6,270	7,591
Roche Holdings Inc. 7.00% 20394	8,040	10,825
AXA SA 8.60% 2030	11,075	12,837
AXA SA 6.463% (undated)3,4	9,675	8,490
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,500	6,786
Bank of America Corp. 5.75% 2017	1,020	1,092
Bank of America Corp. 5.625% 2020	12,210	12,927
Kimco Realty Corp. 6.00% 2012	1,000	1,084
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,316
Kimco Realty Corp., Series C, 4.82% 2014	1,000	1,068
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,456
Kimco Realty Corp. 5.584% 2015	2,003	2,210
Kimco Realty Corp. 5.70% 2017	500	549
Kimco Realty Corp. 4.30% 2018	4,740	4,811
Kimco Realty Corp. 6.875% 2019	6,875	8,019
Telefónica Emisiones, SAU 3.729% 2015	2,960	3,099
Telefónica Emisiones, SAU 4.949% 2015	7,155	7,836
Telefónica Emisiones, SAU 5.134% 2020	8,604	9,378
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,805	2,954
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	15,340	16,707
UniCredito Italiano SpA 6.00% 20174	11,920	12,376
HVB Funding Trust I 8.741% 20314	6,845	6,845
Enbridge Energy Partners, LP, Series B, 6.50% 2018	10,445	12,297
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,439
Enbridge Energy Partners, LP 5.20% 2020	2,210	2,409
Ras Laffan Liquefied Natural Gas III 5.50% 20144	5,300	5,836
Ras Laffan Liquefied Natural Gas II 5.298% 20202,4	3,826	4,144
Ras Laffan Liquefied Natural Gas III 5.838% 20272,4	8,000	8,953
HSBC Bank PLC 3.50% 20154	9,250	9,713
HSBC Finance Corp. 0.727% 20163	9,900	9,016
France Télécom 7.75% 20113	730	751
France Télécom 4.375% 2014	3,385	3,735
France Télécom 2.125% 2015	13,320	13,428
ERP Operating LP 5.25% 2014	3,000	3,321
ERP Operating LP 6.584% 2015	1,085	1,276
ERP Operating LP 4.75% 2020	12,450	12,977
Banco de Crédito del Perú 5.375% 20204	17,000	17,255
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 20342	1,248	1,281
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 20352	1,111	1,132
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20362	1,414	1,467
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20372	2,300	2,332
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 20392	500	507
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20392	7,165	7,467
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20392,3	1,905	2,023
Petrobras International 5.75% 2020	7,470	8,307
Petrobras International 6.875% 2040	6,760	7,772
Morgan Stanley, Series F, 6.625% 2018	13,950	15,489
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,381
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	8,400
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,661
Pfizer Inc 4.45% 2012	2,250	2,369
Pfizer Inc 6.20% 2019	4,820	5,945
Pfizer Inc 7.20% 2039	5,000	6,827
Volkswagen International Finance NV 1.625% 20134	8,100	8,148
Volkswagen International Finance NV 4.00% 20204	6,700	6,925
Argentina (Republic of) 7.00% 2015	14,100	12,445
Argentina (Republic of) GDP-Linked 2035	21,000	2,614
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20164	5,500	5,880
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20184	8,000	8,998
Enel Finance International SA 3.875% 20144	13,805	14,480
Goldman Sachs Group, Inc. 3.70% 2015	3,410	3,493
Goldman Sachs Group, Inc. 6.15% 2018	9,850	10,942
Barclays Bank PLC 6.05% 20174	9,750	10,589
Barclays Bank PLC 5.125% 2020	3,500	3,791
British American Tobacco International Finance PLC 9.50% 20184	10,485	14,278
Chilean Government 3.875% 2020	13,510	14,073
Niagara Mohawk Power 3.553% 20144	1,340	1,415
National Grid PLC 6.30% 2016	10,575	12,499
BBVA Bancomer SA 7.25% 20204	12,660	13,632
Enersis SA 7.375% 2014	11,935	13,522
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20382,3	2,470	2,582
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.838% 20392,3	3,770	3,982
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412,3	4,825	5,175
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432,3	1,655	1,685
Kraft Foods Inc. 2.625% 2013	3,875	4,019
Kraft Foods Inc. 6.125% 2018	5,975	7,055
Kraft Foods Inc. 5.375% 2020	2,075	2,322
Time Warner Cable Inc. 8.25% 2014	1,750	2,090
Time Warner Cable Inc. 6.75% 2018	3,985	4,760
Time Warner Cable Inc. 5.00% 2020	6,000	6,438
Michaels Stores, Inc. 10.00% 2014	5,425	5,744
Michaels Stores, Inc. 0%/13.00% 20169	1,500	1,451
Michaels Stores, Inc. 0%/13.00% 20164,9	450	435
Michaels Stores, Inc. 11.375% 2016	4,700	5,129
Time Warner Inc. 4.875% 2020	5,500	5,978
AOL Time Warner Inc. 7.625% 2031	2,240	2,785
Time Warner Inc. 6.50% 2036	3,490	3,927
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,122
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,852
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,676
Standard Chartered Bank 6.40% 20174	11,200	12,538
Israeli Government 5.125% 2019	11,000	12,197
Macy’s Retail Holdings, Inc. 8.375% 20153	8,530	9,809
Federated Department Stores, Inc. 7.45% 2017	1,494	1,677
Federated Department Stores, Inc. 6.90% 2029	580	590
VEB Finance Ltd. 6.902% 20204	10,945	11,998
First Data Corp., Term Loan B2, 3.006% 20142,3,7	4,499	3,968
First Data Corp. 9.875% 2015	5,150	4,197
First Data Corp. 9.875% 2015	1,350	1,110
First Data Corp. 10.55% 20155	1,973	1,603
First Data Corp. 8.875% 20204	1,000	1,042
Progress Energy, Inc. 6.05% 2014	5,000	5,697
Progress Energy, Inc. 7.05% 2019	5,000	6,208
Citigroup Inc. 4.75% 2015	11,250	11,848
Boston Scientific Corp. 4.50% 2015	4,010	4,106
Boston Scientific Corp. 6.25% 2015	2,750	2,956
Boston Scientific Corp. 5.125% 2017	2,160	2,185
Boston Scientific Corp. 6.00% 2020	1,920	2,051
Boston Scientific Corp. 7.00% 2035	350	355
Indonesia (Republic of) 6.875% 2018	5,450	6,635
Indonesia (Republic of) 6.625% 20374	4,000	4,910
Bermudan Government 5.603% 20204	10,650	11,535
State of Qatar 9.75% 2030	7,250	11,527
Kroger Co. 7.50% 2014	5,250	6,209
Kroger Co. 3.90% 2015	1,500	1,630
Kroger Co. 6.40% 2017	2,000	2,394
The Kroger Co. 7.00% 2018	800	965
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	8,500	11,135
CIT Group Inc., Series A, 7.00% 2013	2,450	2,474
CIT Group Inc., Series A, 7.00% 2015	5,275	5,262
CIT Group Inc., Series A, 7.00% 2016	2,400	2,376
CIT Group Inc., Series A, 7.00% 2017	1,000	984
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	10,820
Neiman Marcus Group, Inc. 9.00% 20153,5	6,331	6,608
Neiman Marcus Group, Inc. 10.375% 2015	3,925	4,141
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20154	10,580	10,717
United Mexican States Government Global 6.375% 2013	151	169
United Mexican States Government Global 5.95% 2019	8,020	9,452
United Mexican States Government Global 6.05% 2040	520	598
Shell International Finance BV 4.00% 2014	9,340	10,127
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.396% 20442,3	5,055	5,573
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20482	4,125	4,489
Ford Motor Credit Co. 7.80% 2012	1,000	1,064
Ford Motor Credit Co. 8.70% 2014	500	561
Ford Motor Credit Co. 5.625% 2015	2,000	2,059
Ford Motor Credit Co. 8.00% 2016	5,450	6,168
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	3,205	3,389
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	5,525	6,077
Nextel Communications, Inc., Series E, 6.875% 2013	375	379
Nextel Communications, Inc., Series F, 5.95% 2014	7,895	7,895
Nextel Communications, Inc., Series D, 7.375% 2015	650	656
Sprint Capital Corp. 8.75% 2032	500	527
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20372	2,731	2,789
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.08% 20382,3	3,785	4,153
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20392	2,250	2,376
Toys “R” Us, Inc. 7.625% 2011	1,705	1,769
Toys “R” Us-Delaware, Inc. 7.375% 20164	2,000	2,045
Toys “R” Us, Inc. 8.50% 20174	2,800	2,975
Toys “R” Us Property Co. I, LLC 10.75% 2017	500	567
Toys “R” Us, Inc. 7.375% 2018	2,000	1,920
International Paper Co. 7.95% 2018	1,800	2,186
International Paper Co. 9.375% 2019	150	195
International Paper Co. 7.50% 2021	2,335	2,799
International Paper Co. 7.30% 2039	3,500	3,931
AES Corp. 7.75% 2015	3,275	3,521
AES Corp. 8.00% 2017	2,500	2,712
AES Corp. 8.00% 2020	2,440	2,660
CMS Energy Corp. 4.25% 2015	1,000	1,014
CMC Energy Corp. 6.55% 2017	2,450	2,647
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	3,184
CMS Energy Corp. 8.75% 2019	600	719
CMS Energy Corp. 6.25% 2020	1,000	1,058
CVS Caremark Corp. 5.789% 20262,4	1,006	1,050
CVS Caremark Corp. 6.943% 20302	6,677	7,541
Electricité de France SA 5.50% 20144	2,350	2,654
Electricité de France SA 4.60% 20204	2,200	2,401
Electricité de France SA 6.95% 20394	2,625	3,438
SUPERVALU INC. 8.00% 2016	725	734
Albertson’s, Inc. 7.45% 2029	3,000	2,445
Albertson’s, Inc. 8.00% 2031	6,450	5,289
News America Inc. 6.90% 2019	6,750	8,269
Kinder Morgan Energy Partners LP 6.85% 2020	6,910	8,253
McDonald’s Corp. 3.50% 2020	8,005	8,242
Federal Home Loan Bank, Series 467, 5.25% 2014	7,125	8,205
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20142,3,7	4,013	3,127
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	3,780	2,495
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	3,480	2,297
HCA Inc. 6.375% 2015	6,250	6,266
HCA Inc. 9.25% 2016	1,490	1,617
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	475	540
Charter Communications, Inc. 13.50% 2016	1,137	1,356
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 20174	3,000	3,056
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	1,425	1,486
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	1,075	1,145
Pemex Project Funding Master Trust 9.125% 2010	110	111
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,750	7,408
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20362	3,219	3,258
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 20462	3,790	4,109
Wal-Mart Stores, Inc. 3.625% 2020	2,135	2,236
Wal-Mart Stores, Inc. 4.875% 2040	5,000	5,127
Dominican Republic 7.50% 20212,4	6,500	7,355
American Tower Corp. 7.00% 2017	6,150	7,188
GMAC LLC 7.50% 2013	167	179
GMAC LLC 6.75% 2014	5,000	5,164
GMAC LLC 8.30% 20154	500	546
GMAC LLC 8.00% 20204	1,100	1,204
Mandalay Resort Group 6.375% 2011	275	269
MGM Resorts International 5.875% 2014	2,250	1,935
MGM Resorts International 6.625% 2015	100	84
MGM Resorts International 7.50% 2016	1,500	1,275
MGM Resorts International 9.00% 20204	3,250	3,437
US Investigations Services, Inc., Term Loan B, 3.292% 20152,3,7	1,702	1,551
US Investigations Services, Inc., Term Loan B, 7.75% 20152,3,7	2,515	2,526
US Investigations Services, Inc. 10.50% 20154	1,900	1,893
US Investigations Services, Inc. 11.75% 20164	1,035	1,010
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 20422	169	168
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.062% 20452,3	4,720	5,232
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.932% 20492,3	1,385	1,521
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	6,365	6,737
Lockheed Martin Corp. 4.25% 2019	6,160	6,728
Univision Communications, Inc., First Lien Term Loan B, 2.506% 20142,3,7	770	679
Univision Communications Inc. 12.00% 20144	2,550	2,802
Univision Communications Inc. 10.50% 20153,4,5	3,323	3,180
J.C. Penney Co., Inc., Series A, 6.875% 2015	6,125	6,630
Biogen Idec Inc. 6.00% 2013	6,000	6,577
Clearwire Communications LLC/Finance 12.00% 20154	4,800	5,196
Clearwire Communications LLC/Finance 12.00% 20154	1,250	1,353
Virgin Media Finance PLC 9.125% 2016	1,000	1,075
Virgin Media Finance PLC, Series 1, 9.50% 2016	3,400	3,859
Virgin Media Secured Finance PLC 6.50% 2018	1,500	1,590
Hospitality Properties Trust 6.70% 2018	6,055	6,500
Gabonese Republic 8.20% 20174	5,500	6,421
Frontier Communications Corp. 7.875% 2015	1,500	1,627
Frontier Communications Corp. 8.25% 2017	2,550	2,802
Frontier Communications Corp. 8.50% 2020	1,775	1,968
Norfolk Southern Corp. 5.75% 2016	5,515	6,389
Freescale Semiconductor, Inc. 9.125% 20143,5	1,615	1,623
Freescale Semiconductor, Inc. 10.125% 2016	825	755
Freescale Semiconductor, Inc. 9.25% 20184	3,800	3,971
Safeway Inc. 6.25% 2014	2,625	3,015
Safeway Inc. 3.95% 2020	3,270	3,295
RBS Global, Inc. 8.50% 2018	6,150	6,281
Zions Bancorporation 5.65% 2014	5,365	5,338
Zions Bancorporation 7.75% 2014	825	875
Corporación Andina de Fomento 5.75% 2017	5,025	5,494
Corporación Andina de Fomento 8.125% 2019	550	687
Cinemark USA, Inc. 8.625% 2019	5,750	6,152
Tennessee Valley Authority 5.25% 2039	5,250	6,090
Union Pacific Corp. 5.70% 2018	3,200	3,737
Union Pacific Corp. 6.15% 2037	1,990	2,317
Dow Chemical Co. 8.55% 2019	4,750	6,007
Wells Fargo & Co. 5.625% 2017	5,250	5,989
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.189% 20142,3,7	106	86
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 20142,3,7	1,767	1,433
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20142,3,7	2,157	2,149
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,225	951
Hawker Beechcraft Acquisition Co., LLC 8.875% 20153,5	1,815	1,368
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,613
Brandywine Operating Partnership, LP 7.50% 2015	3,000	3,366
Cricket Communications, Inc. 9.375% 2014	2,650	2,756
Cricket Communications, Inc. 10.00% 2015	525	570
Cricket Communications, Inc. 7.75% 2016	2,425	2,586
TransDigm Inc. 7.75% 2014	3,800	3,862
TransDigm Inc. 7.75% 2014	2,000	2,032
Intergen Power 9.00% 20174	5,525	5,870
Realogy Corp., Term Loan B, 3.258% 20132,3,7	210	187
Realogy Corp., Letter of Credit, 3.313% 20132,3,7	29	26
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,7	5,250	5,621
United Technologies Corp. 5.70% 2040	5,000	5,749
ARAMARK Corp., Term Loan B, 2.164% 20142,3,7	15	15
ARAMARK Corp., Letter of Credit, 2.18% 20142,3,7	1	1
ARAMARK Corp. 3.966% 20153	2,675	2,451
ARAMARK Corp. 8.50% 2015	3,100	3,239
ARAMARK Corp., Letter of Credit, 3.405% 20162,3,7	2	2
ARAMARK Corp., Term Loan B, 3.539% 20162,3,7	34	33
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	965	994
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	4,160	4,222
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	500	502
Colbun SA 6.00% 20204	5,400	5,716
Tesco PLC 5.50% 20174	4,950	5,688
Liberty Mutual Group Inc. 6.50% 20354	535	491
Liberty Mutual Group Inc. 7.50% 20364	1,815	1,851
Liberty Mutual Group Inc., Series A, 7.80% 20873,4	3,500	3,342
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,650	3,033
PSEG Power LLC 8.625% 2031	1,945	2,639
Limited Brands, Inc. 8.50% 2019	1,300	1,518
Limited Brands, Inc. 7.00% 2020	1,800	1,953
Limited Brands, Inc. 7.60% 2037	2,225	2,192
Royal Bank of Scotland Group PLC 5.00% 2014	770	772
Royal Bank of Scotland Group PLC 5.05% 2015	135	135
RBS Capital Trust II 6.425% noncumulative trust (undated)3,10	6,475	4,711
MetroPCS Wireless, Inc. 9.25% 2014	3,175	3,342
MetroPCS Wireless, Inc. 9.25% 2014	2,150	2,263
AMC Entertainment Inc. 8.00% 2014	2,725	2,762
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,413
AMC Entertainment Inc. 8.75% 2019	375	397
Georgia Gulf Corp. 9.00% 20174	5,275	5,552
Marks and Spencer Group PLC 6.25% 20174	4,500	4,934
Marks and Spencer Group PLC 7.125% 20374	500	532
Allison Transmission Holdings, Inc. 11.00% 20154	3,500	3,815
Allison Transmission Holdings, Inc. 11.25% 20153,4,5	1,488	1,622
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	5,300	5,435
SunGard Data Systems Inc. 9.125% 2013	2,138	2,194
SunGard Data Systems Inc. 4.875% 2014	1,000	972
SunGard Data Systems Inc. 10.625% 2015	2,000	2,240
Wind Acquisition SA 11.75% 20174	4,750	5,347
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	2,125	2,245
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20169	1,830	1,841
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	1,085	1,237
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20112,4	455	473
BAE Systems Holdings Inc. 6.375% 20194	4,100	4,847
NRG Energy, Inc. 7.25% 2014	2,665	2,742
NRG Energy, Inc. 7.375% 2016	725	748
NRG Energy, Inc. 7.375% 2017	1,775	1,824
Target Corp. 6.00% 2018	4,375	5,286
Host Marriott, LP, Series K, 7.125% 2013	344	352
Host Marriott, LP, Series O, 6.375% 2015	500	514
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	2,000	2,082
Host Hotels & Resorts LP 9.00% 2017	2,075	2,327
Boyd Gaming Corp. 7.75% 2012	620	626
Boyd Gaming Corp. 6.75% 2014	3,025	2,707
Boyd Gaming Corp. 7.125% 2016	2,175	1,830
Edison Mission Energy 7.50% 2013	155	145
Midwest Generation, LLC, Series B, 8.56% 20162	2,301	2,275
Edison Mission Energy 7.20% 2019	3,175	2,262
Edison Mission Energy 7.625% 2027	650	440
Hanesbrands Inc., Series B, 4.121% 20143	3,405	3,294
Hanesbrands Inc. 8.00% 2016	1,700	1,804
Burlington Coat Factory Warehouse Corp. 11.125% 2014	4,835	5,077
International Lease Finance Corp., Series Q, 5.45% 2011	980	989
International Lease Finance Corp., Series Q, 5.75% 2011	1,470	1,485
International Lease Finance Corp. 5.00% 2012	975	975
International Lease Finance Corp., Series R, 5.30% 2012	990	997
International Lease Finance Corp., Series R, 5.35% 2012	585	592
Altria Group, Inc. 9.25% 2019	3,750	5,035
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	4,655	5,032
Banco Mercantil del Norte, SA 6.135% 20163,4	1,500	1,508
Banco Mercantil del Norte, SA 6.862% 20213,4	3,500	3,518
Venezuela (Republic of) 9.25% 2027	2,315	1,707
Venezuela (Republic of) 9.25% 2028	780	532
Venezuela (Republic of) 9.375% 2034	4,025	2,757
CSC Holdings, Inc. 8.50% 2014	4,500	4,978
Esterline Technologies Corp. 6.625% 2017	2,800	2,884
Esterline Technologies Corp. 7.00% 20204	2,000	2,080
Russian Federation 7.50% 20302	4,099	4,931
Owens-Brockway Glass Container Inc. 7.375% 2016	4,525	4,893
NBC Universal, Inc. 5.15% 20204	4,500	4,869
Ashtead Group PLC 8.625% 20154	1,915	1,982
Ashtead Capital, Inc. 9.00% 20164	2,750	2,860
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20204	4,500	4,770
Petroplus Finance Ltd. 6.75% 20144	1,650	1,518
Petroplus Finance Ltd. 7.00% 20174	2,850	2,494
Petroplus Finance Ltd. 9.375% 20194	800	732
Constellation Brands, Inc. 7.25% 2017	4,410	4,724
Voto-Votorantim Ltd 6.75% 20214	4,450	4,717
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,835	2,267
Rio Tinto Finance (USA) Ltd. 9.00% 2019	1,750	2,446
PTS Acquisition Corp. 9.50% 20153,5	4,636	4,705
Lehman Brothers Holdings Inc., Series I, 6.875% 201810	19,565	4,696
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20124	4,500	4,658
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20162	4,250	4,599
Continental Resources Inc. 8.25% 2019	725	797
Continental Resources Inc. 7.375% 20204	425	450
Continental Resources Inc. 7.125% 20214	3,200	3,344
Smithfield Foods, Inc. 10.00% 20144	3,000	3,465
Smithfield Foods, Inc. 7.75% 2017	1,075	1,095
Tower Automotive Holdings 10.625% 20174	4,475	4,542
VWR Funding, Inc., Series B, 10.25% 20153,5	4,354	4,539
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	1,156	1,226
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	261	275
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20212	360	363
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,436	2,666
Overseas Shipholding Group, Inc. 8.125% 2018	4,325	4,514
Tenet Healthcare Corp. 7.375% 2013	2,185	2,332
Tenet Healthcare Corp. 9.25% 2015	1,055	1,138
Tenet Healthcare Corp. 8.875% 2019	920	1,020
Denbury Resources Inc. 9.75% 2016	1,750	1,973
Denbury Resources Inc. 8.25% 2020	2,292	2,513
Coventry Health Care, Inc. 6.125% 2015	2,000	2,098
Coventry Health Care, Inc. 5.95% 2017	2,340	2,344
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.919% (undated)2,3	4,000	4,431
GlaxoSmithKline Capital Inc. 4.85% 2013	4,000	4,402
CEVA Group PLC 11.625% 20164	2,775	2,942
CEVA Group PLC 11.50% 20184	1,350	1,418
Chevron Corp. 4.95% 2019	3,700	4,309
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20432,3	2,575	2,815
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 20452	1,375	1,483
Ingles Markets, Inc. 8.875% 2017	3,950	4,276
CHS/Community Health Systems, Inc. 8.875% 2015	4,000	4,260
Royal Caribbean Cruises Ltd. 6.875% 2013	1,000	1,058
Royal Caribbean Cruises Ltd. 11.875% 2015	2,575	3,135
Stater Bros. Holdings Inc. 7.75% 2015	4,025	4,146
Abbott Laboratories 5.875% 2016	3,435	4,133
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,000	4,119
NXP BV and NXP Funding LLC 3.276% 20133	1,075	1,020
NXP BV and NXP Funding LLC 9.50% 2015	1,970	2,024
NXP BV and NXP Funding LLC 9.75% 20184	1,000	1,070
Sunoco, Inc. 5.75% 2017	3,900	4,109
Teekay Corp. 8.50% 2020	3,750	4,102
Delhaize Group 5.875% 2014	1,220	1,378
Delhaize Group 6.50% 2017	500	597
Delhaize America, Inc. 9.00% 2031	1,500	2,126
Bon-Ton Department Stores, Inc. 10.25% 2014	4,125	4,084
C&S Group Enterprises LLC 8.375% 20174	4,155	4,077
SBC Communications Inc. 5.625% 2016	1,500	1,745
AT&T Inc. 5.50% 2018	2,000	2,323
Egypt (Arab Republic of) 5.75% 20204	1,675	1,803
Egypt (Arab Republic of) 6.875% 20404	2,000	2,260
Staples, Inc. 9.75% 2014	3,250	4,027
Schering-Plough Corp. 6.00% 2017	3,275	3,985
Devon Energy Corp. 6.30% 2019	3,280	3,976
Holcim Ltd. 6.00% 20194	3,635	3,973
Development Bank of Singapore Ltd. 7.125% 20114	3,800	3,931
Tops Markets 10.125% 20154	3,600	3,884
Rouse Co. 5.375% 201310	1,500	1,693
Rouse Co. 6.75% 20134,10	1,875	2,189
Crown Castle International Corp. 9.00% 2015	2,525	2,784
Crown Castle International Corp. 7.75% 20174	500	555
Crown Castle International Corp. 7.125% 2019	500	535
Orascom Telecom 7.875% 20144	3,980	3,871
CoBank ACB 7.875% 20184	430	493
CoBank ACB 0.892% 20223,4	4,275	3,337
South Korean Government 5.75% 2014	3,400	3,818
CEDC Finance Corp. 9.125% 20164	3,500	3,780
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	3,500	3,754
Accellent Inc. 8.375% 2017	3,650	3,741
Unum Group 5.625% 2020	3,600	3,706
LBI Escrow Corp 8.00% 20174	3,375	3,696
RailAmerica, Inc. 9.25% 2017	3,266	3,597
Medco Health Solutions, Inc. 2.75% 2015	3,535	3,595
DAE Aviation Holdings, Inc. 11.25% 20154	3,533	3,578
Digicel Group Ltd. 12.00% 2014	300	349
Digicel Group Ltd. 12.00% 20144	200	232
Digicel Group Ltd. 8.875% 20154	2,000	2,050
Digicel Group Ltd. 10.50% 20184	850	937
Hospira, Inc. 6.40% 2015	1,830	2,123
Hospira, Inc. 6.05% 2017	1,255	1,443
Seneca Gaming Corp., Series B, 7.25% 2012	2,250	2,228
Seneca Gaming Corp. 7.25% 2012	1,300	1,287
Burlington Northern Santa Fe Corp. 5.75% 2018	1,160	1,348
Burlington Northern Santa Fe Corp. 4.70% 2019	1,960	2,157
Pacific Gas and Electric Co. 3.50% 2020	3,525	3,498
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20184	3,500	3,474
Kansas City Southern Railway Co. 13.00% 2013	520	629
Kansas City Southern Railway Co. 8.00% 2015	2,625	2,838
Fox Acquisition LLC, Term Loan B, 7.50% 20152,3,7	2,074	2,053
Fox Acquisition LLC 13.375% 20164	1,225	1,283
Thomson Reuters Corp. 5.95% 2013	1,750	1,966
Thomson Reuters Corp. 6.50% 2018	1,085	1,320
Bausch & Lomb Inc. 9.875% 2015	3,050	3,260
Novartis Securities Investment Ltd. 5.125% 2019	2,810	3,232
Energy Transfer Partners, LP 7.50% 2020	3,050	3,225
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372,4	3,000	3,219
SLM Corp., Series A, 0.728% 20113	1,250	1,193
SLM Corp., Series A, 5.45% 2011	2,000	2,020
FMG Finance Pty Ltd. 10.00% 20134	2,875	3,191
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20142,4	3,115	3,119
Williams Companies, Inc. 7.875% 2021	1,315	1,600
Williams Companies, Inc. 8.75% 2032	1,200	1,508
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	3,000	3,103
Forest Oil Corp. 7.25% 2019	3,000	3,083
Serena Software, Inc. 10.375% 2016	2,936	3,024
Quintiles Transnational 9.50% 20143,4,5	2,900	2,987
Paribas, New York Branch 6.95% 2013	550	621
BNP Paribas 5.125% 20154	2,155	2,347
MacDermid 9.50% 20174	2,815	2,956
Koninklijke Philips Electronics NV 5.75% 2018	2,500	2,922
StatoilHydro ASA 5.25% 2019	2,500	2,908
United Air Lines, Inc., Term Loan B, 2.313% 20142,3,7	2,958	2,789
Advanced Micro Devices, Inc. 8.125% 2017	2,625	2,783
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	2,500	2,666
Interactive Data Corp. 10.25% 20184	2,475	2,661
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	2,655
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 20232	2,225	2,638
Northwest Airlines, Inc., Term Loan B, 3.79% 20132,3,7	317	294
Delta Air Lines, Inc. 9.50% 20144	1,213	1,322
Northwest Airlines, Inc., Term Loan A, 2.04% 20182,3,7	1,017	877
Dollar General Corp. 11.875% 20173,5	2,059	2,419
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,075	2,319
PETRONAS Capital Ltd. 7.00% 20124	2,050	2,228
Express Scripts Inc. 5.25% 2012	2,080	2,221
Nalco Co. 8.25% 2017	2,000	2,220
AES Panamá, SA 6.35% 20164	2,000	2,139
New York Life Global Funding 4.65% 20134	1,940	2,102
Charles Schwab Corp., Series A, 6.375% 2017	1,775	2,090
Vertellus Specialties Inc. 9.375% 20154	2,000	2,080
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,000	2,061
H&E Equipment Services, Inc. 8.375% 2016	2,000	2,010
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 20212	1,997	1,980
HSBK (Europe) BV 7.25% 20174	1,865	1,921
Banque Centrale de Tunisie 7.375% 2012	1,750	1,908
Rockwood Specialties Group, Inc. 7.50% 2014	1,825	1,875
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,728
Colombia (Republic of) Global 10.375% 2033	484	779
Colombia (Republic of) Global 7.375% 2037	715	946
ACE INA Holdings Inc. 5.875% 2014	1,510	1,717
Alabama Power Co., Series 2008-B, 5.80% 2013	1,500	1,707
JSC BTA Bank 10.75%/12.50% 20182,4,9	1,165	1,345
JSC BTA Bank 0% 20204	2,406	144
JSC BTA Bank 7.20% 20252,4	264	214
TNK-BP Finance SA 7.50% 20164	1,500	1,673
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20152	1,500	1,642
ANZ National (International) Ltd. 3.125% 20154	1,500	1,520
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20372,3	2,050	1,499
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 20112	145	145
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 20122	123	123
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 20142	1,167	1,230
Kohl’s Corp. 6.25% 2017	1,000	1,197
Kohl’s Corp. 6.00% 2033	270	297
Husky Energy Inc. 5.90% 2014	1,300	1,448
CNA Financial Corp. 7.35% 2019	1,200	1,351
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20282	1,187	1,350
Concho Resources Inc. 8.625% 2017	1,250	1,331
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.376% 20422,3	1,250	1,301
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20382	1,100	1,153
Canadian National Railway Co. 4.95% 2014	1,000	1,117
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.514% 20442,3	1,000	1,100
General Electric Co. 5.00% 2013	1,000	1,087
Home Depot, Inc. 5.875% 2036	1,000	1,070
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 20382	1,000	1,040
Tyson Foods, Inc. 7.35% 20163	835	928
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	550	580
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	159	148
Synovus Financial Corp. 4.875% 2013	800	724
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	750	701
Jackson National Life Global 5.375% 20134	560	608
UDR, Inc., Series A, 5.25% 2015	535	569
Atlas Copco AB 5.60% 20174	500	556
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 20202	491	499
Hawaiian Telcom Communications, Inc. 8.765% 20133,8,10	90	—
Hawaiian Telcom Communications, Inc. 9.75% 201310	1,060	3
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20142,3,5,7	436	337
Local T.V. Finance LLC, Term Loan B, 2.29% 20132,3,7	275	253
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 20312	248	245
Iraq (Republic of) 5.80% 20282,4	250	217
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 20362,3	285	49
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20372,3	394	67
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.081% 20272,3,4	61	62
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 20112	4	4
		4,437,929

Total bonds & notes (cost: $10,441,323,000)		11,263,026

Preferred securities — 0.42%	Shares

U.S. DOLLARS — 0.23%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares3,4	8,800,000	8,987
Resona Preferred Global Securities (Cayman) Ltd. 7.191%3,4	9,155,000	8,983
BNP Paribas 7.195%3,4	5,300,000	5,300
Lloyds Banking Group PLC 6.657% preference shares3,4	3,415,000	2,442
HVB Funding Trust III 9.00% 20314	1,810,000	1,810
QBE Capital Funding II LP 6.797%3,4	750,000	639
		28,161

EUROS — 0.15%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative3	13,750,000	12,606
HVB Funding Trust VIII 7.055%3	3,750,000	4,969
		17,575

MISCELLANEOUS — 0.04%
Other preferred securities in initial period of acquisition		4,872

Total preferred securities (cost: $45,783,000)		50,608

		Value
Common stocks — 0.01%	Shares	(000)

U.S. DOLLARS — 0.01%
Cooper-Standard Holdings Inc.8,11,12	40,522	US$ 1,244
JSC BTA Bank (GDR)4,12	5,637	115
Atrium Corp.8,11,12	191	17
American Media, Inc.8,11,12	39,729	—

Total common stocks (cost: $1,265,000)		1,376

Warrants — 0.00%

U.S. DOLLARS — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20178,11,12	2,837	41

Total warrants (cost: $45,000)		41

	Principal amount
Short-term securities — 6.03%	(000)

Fannie Mae 0.19%–0.28% due 10/6/2010–1/5/2011	US$129,760	129,730
Société Générale North America, Inc. 0.23%–0.255% due 10/20–11/10/2010	107,600	107,581
Norwegian Government 0% due 3/16/2011	NKr486,000	81,886
Federal Home Loan Bank 0.18%–0.19% due 10/22–11/24/2010	US$75,400	75,386
Bank of Nova Scotia 0.20% due 10/21/2010	54,400	54,394
Freddie Mac 0.19% due 1/18/2011	50,000	49,970
UBS Finance (Delaware) LLC 0.19% due 10/1/2010	49,800	49,800
Commonwealth Bank of Australia 0.27% due 11/9/20104	43,400	43,387
Hewlett-Packard Co. 0.21% due 10/12/20104	28,000	27,998
Bank of Montreal 0.23% due 10/4/2010	25,000	25,000
Jupiter Securitization Co., LLC 0.26% due 10/18/20104	21,500	21,497
NetJets Inc. 0.21% due 11/3/20104	18,100	18,096
Straight-A Funding LLC 0.25% due 11/18/20104	15,000	14,994
Novartis Finance Corp. 0.25% due 11/15/20104	13,700	13,696
Egypt (Arab Republic of), Series 364, 0% due 4/12/2011	EGP33,775	5,650

Total short-term securities (cost: $713,739,000)		719,065

Total investment securities (cost: $11,202,155,000)		12,034,116
Other assets less liabilities		(114,894)

Net assets		US$11,919,222

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $982,916,000, which represented 8.25% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

6All or a portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $20,824,000, which represented .17% of the net assets of the fund.

7Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $30,871,000, which represented .26% of the net assets of the fund.

8Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,166,000, which represented .03% of the net assets of the fund.
9Step bond; coupon rate will increase at a later date.
10Scheduled interest and/or principal payment was not received.
11Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of net
	date	(000)	(000)	assets

Cooper-Standard Holdings Inc.	5/26/2010	US$1,176	US$1,244	.01%
Cooper-Standard Holdings Inc., warrants, expire 2017	5/27/2010	45	41	.00
Atrium Corp.	4/30/2010	17	17	.00
American Media, Inc.	1/30/2009	—	—	.00

Total restricted securities		US$1,238	US$1,302	.01%

12Security did not produce income during the last 12 months.

Key to abbreviation

GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-931-1110O-S25529

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc. (the “Fund”) as of September 30, 2010, and for the year then ended and have issued our report thereon dated November 8, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 8, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2010

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: November 30, 2010